UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Knight Capital Group, Inc.

(Name of Registrant as Specified In Its Charter)

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KNIGHT CAPITAL GROUP, INC.

545 Washington Boulevard

Jersey City, New Jersey 07310

April 5, 2006

Dear Stockholder:

We cordially invite you to attend Knight Capital Group, Inc.’s annual stockholders’ meeting. The meeting will be held at our corporate headquarters located at 545 Washington Boulevard, Jersey City, New Jersey 07310 on Wednesday, May 10, 2006 at 1:00 p.m.

Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a proxy card and a copy of our 2005 Annual Report to Stockholders. At this year’s meeting, the agenda includes the election of eight Directors, a proposal to approve the Knight Capital Group, Inc. 2006 Equity Incentive Plan and a proposal to ratify the appointment of our independent auditor. Our Board of Directors recommends that you vote FOR each of these matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.

Your vote is very important regardless of how many shares of Knight Capital Group, Inc. Class A Common Stock you own. Regardless of whether you plan to attend the Annual Meeting, your shares should be represented and voted. After reading the enclosed Proxy Statement, please submit your proxy by touch-tone phone or through the Internet as indicated on the proxy card. Alternatively, you are requested to sign, date and return the proxy card without delay in the enclosed postage-paid envelope. You may revoke your proxy at any time before its exercise by: (i) attending and voting in person at the Annual Meeting; (ii) giving notice of revocation of the proxy at the Annual Meeting; or (iii) delivering to the Corporate Secretary of Knight Capital Group, Inc. (a) a written notice of revocation or (b) a duly executed proxy card relating to the same shares and matters to be considered at the Annual Meeting, bearing a date later than the proxy previously executed. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

Thank you for your continued support of Knight Capital Group, Inc.

Sincerely,

Thomas M. Joyce Chairman and Chief Executive Officer	Charles V. Doherty Lead Director

KNIGHT CAPITAL GROUP, INC.

545 Washington Boulevard

Jersey City, New Jersey 07310

(201) 222-9400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Knight Capital Group, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) of Knight Capital Group, Inc., a Delaware corporation (“Knight” or the “Company”), will be held at our corporate headquarters located at 545 Washington Boulevard, Jersey City, New Jersey 07310 on Wednesday, May 10, 2006 at 1:00 p.m., for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect eight members of the Company’s Board of Directors to serve until the Company’s next annual meeting and until such Directors’ successors are duly elected and qualified;

2.	To approve the Knight Capital Group, Inc. 2006 Equity Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2006; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only holders of record of shares of Knight Class A Common Stock at the close of business on April 3, 2006 are entitled to notice of, and to vote at, the Annual Meeting. On that day, 103,803,729 shares of Knight Class A Common Stock were outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination, for proper purposes, during ordinary business hours at Knight’s corporate offices, located at 545 Washington Boulevard, Jersey City, New Jersey 07310, during the 10 days before the Annual Meeting. The list of stockholders will also be available for inspection at the Annual Meeting.

By order of the Board of Directors,

Thomas M. Merritt Corporate Secretary

April 5, 2006

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE BY TELEPHONE OR THROUGH THE INTERNET (AS MORE FULLY DESCRIBED ON YOUR PROXY CARD).

KNIGHT CAPITAL GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2006

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is being furnished to stockholders of Knight Capital Group, Inc., a Delaware corporation (together with its subsidiaries, except where the context otherwise requires, “Knight” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (including any adjournments or postponements thereof), which will be held at our corporate headquarters located at 545 Washington Boulevard, Jersey City, New Jersey 07310 on May 10, 2006 at 1:00 p.m. (the “Annual Meeting”). This Proxy Statement, the accompanying proxy card and the other enclosed documents are first being mailed to stockholders on or about April 10, 2006.

At the Annual Meeting, stockholders will be asked to consider and vote on proposals to: (i) elect eight members of the Company’s Board of Directors to serve until the Company’s next annual meeting and until such Directors’ successors are duly elected and qualified; (ii) approve the Knight Capital Group, Inc. 2006 Equity Incentive Plan; (iii) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2006; and (iv) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All stockholders will need to present photo identification to be admitted into the Annual Meeting. Beneficial owners of stock held by banks, brokers or investment plans (in “street name”) will also need proof of ownership. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.

The principal executive offices of the Company are located at 545 Washington Boulevard, Jersey City, New Jersey 07310, and the telephone number is (201) 222-9400.

Solicitation and Voting of Proxies; Revocation

You may vote in any of the four following ways: (1) by attending the 2006 Annual Meeting; (2) by calling the toll-free telephone number listed on the proxy card; (3) by voting on the Internet at the address listed on the proxy card; or (4) by marking, signing, dating and mailing your proxy card in the postage-paid envelope provided.

Shares of Knight Class A Common Stock that are entitled to vote and are represented by a proxy properly signed and received at or before the Annual Meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If a proxy is signed and returned without indicating any voting instructions for any particular matter or matters, shares of Knight Class A Common Stock represented by such proxy will be voted as follows:

FOR the election of each of the eight nominees to the Company’s Board of Directors;

FOR the proposal to approve the Knight Capital Group, Inc. 2006 Equity Incentive Plan; and

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2006.

The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described herein. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies will have the discretion to vote or act thereon in accordance with their best judgment, unless authority to do so is withheld in the proxy.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the shares represented by such proxy are voted at the Annual Meeting by: (i) attending and voting in person at the Annual Meeting; (ii) giving notice of revocation of the proxy at the Annual Meeting; or (iii) delivering to the Corporate Secretary of Knight (a) a written notice of revocation or (b) a duly executed proxy card relating to the same shares and matters to be considered at the Annual Meeting, bearing a date later than the proxy previously executed. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310, Attention: Corporate Secretary, and must be received before the taking of the votes at the Annual Meeting. If you own shares held in street name and wish to vote at the Annual Meeting, you must have a legal proxy from your broker.

The Company will bear the entire cost of the solicitation of proxies and the cost of printing and mailing this Proxy Statement. The Company has retained the services of Mellon Investor Services LLC (“Mellon”) to assist in the solicitation of proxies. Mellon will receive a fee from the Company for services rendered of approximately $15,000, plus out-of-pocket expenses. In addition to solicitation by mail, the Directors, officers and employees of the Company may solicit proxies from stockholders of the Company by telephone, electronic communication or by personal interview. Such Directors, officers and employees will not be additionally compensated for any such solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons and the Company will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

You can save the Company additional expense by electing to receive future proxy statements and annual reports electronically. If you would like to request this electronic delivery, please enroll after you complete your voting. If your shares are held in street name, you may enroll at www.icsdelivery.com. If you are a registered stockholder, you may enroll at www.melloninvestor.com/isd.

Record Date; Outstanding Shares; Voting at the Annual Meeting

Only holders of Knight Class A Common Stock at the close of business on April 3, 2006 will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on April 3, 2006, the Company had outstanding and entitled to vote 103,803,729 shares of Knight Class A Common Stock. Shares of Knight Class A Common Stock represented by proxies which are marked “abstain” will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be counted as votes cast in favor of the matters brought before the stockholders at the Annual Meeting. Proxies relating to street name shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Annual Meeting as to any proposal as to which authority to vote is withheld by the broker.

The presence, in person or by proxy, at the Annual Meeting of the holders of at least a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Because the approval of the Knight Capital Group, Inc. 2006 Equity Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2006 require the approval of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting, abstentions will have the same effect as a negative vote on these proposals. However, broker non-votes will be disregarded and have no effect on the outcome of the vote for these matters. Abstentions from voting on the election of Directors (including broker non-votes) will be disregarded and have no effect on the outcome of the vote.

No Appraisal Rights

Stockholders have no rights under Delaware law, our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

Directors of the Company will be elected by a plurality vote of the outstanding shares of Knight Class A Common Stock present in person or represented by proxy at the Annual Meeting. Under applicable Delaware law, in tabulating the votes, abstentions from voting on the election of Directors (including broker non-votes) will be disregarded and have no effect on the outcome of the vote.

Knight currently has eight members on its Board of Directors, all of whom have been approved, recommended and nominated for re-election to the Board of Directors by our Nominating and Corporate Governance Committee and by the Board of Directors. Each of the eight current Directors nominated for election this year was elected by the stockholders at the 2005 Annual Meeting of Stockholders. The Board of Directors has determined that each of its current Directors, except for Mr. Joyce, our Chairman and Chief Executive Officer, is independent within the meaning of the Securities and Exchange Commission (“SEC”) and The Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards, as currently in effect.

The Board of Directors has been informed that all persons listed below are willing to serve as Directors, but if any of them should decline or be unable to act as a Director, the individuals named in the proxies will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN FOR DIRECTOR.

Nominees for Election as Directors

The name, age (as of March 31, 2006), principal occupation for the last five years, selected biographical information and period of service as a Director of the Company of each of the nominees for Director are set forth hereafter.

Thomas M. Joyce (51), Chairman of the Board and Chief Executive Officer of the Company, has over 25 years of experience in the securities industry. Mr. Joyce has been Chairman of the Board of the Company since December 2004 and has served as a director of the Company since October 2002. He has been Chief Executive Officer of the Company since May 2002. From December 2001 to May 2002, Mr. Joyce was the Global Head of Trading at Sanford C. Bernstein & Co. Prior to that, Mr. Joyce held a variety of leadership roles in the Global Institutional Equity business of Merrill Lynch & Co., where his last position was Head of Global Equity eCommerce from 1999 through 2001. Mr. Joyce is currently a member of the Board of Directors of the Security Industry Association (“SIA”) and has previously been a member of the Nasdaq and Archipelago Board of Directors and the NYSE Market Performance Committee. In 1977, Mr. Joyce received his degree in economics from Harvard College.

Charles V. Doherty (72), Lead Director of the Company, has served on the Board of the Company since the Company’s initial public offering, and before that, as an advisory board member of Roundtable Partners, L.L.C., the Company’s predecessor (“Roundtable”), since March 1995. Mr. Doherty was Chairman of the Board from February 2002 until January 2005. He has been a Managing Director of Madison Advisory Group, an investment advisory firm, since 1993. From 1986 to 1992, Mr. Doherty was President and Chief Operating Officer of the Chicago Stock Exchange. He is a certified public accountant (“CPA”) and founder of Doherty, Zable & Company, an accounting firm specializing in the securities industry, where he served as President between 1974 and 1985. Mr. Doherty received his B.A. in Accounting from the University of Notre Dame in 1955 and his M.B.A. from the University of Chicago in 1967.

William L. Bolster (62), Director of the Company, has served on the Board of the Company since November 2003. Mr. Bolster was Co-Chairman and Chief Executive Officer of CNBC International from July 2001 to November 2003 and was a consultant to CNBC International until February 2004. Prior thereto, he was President of CNBC from January 1996 until July 2001. Previously, Mr. Bolster was President and General Manager of WNBC-TV in New York. Mr. Bolster received a B.A. in Business Administration from Loras College in 1967. He is a member of the Board of Directors of St. Louis University.

Gary R. Griffith (66), Director of the Company, has served on the Board of the Company since the Company’s initial public offering and, before that, as an advisory board member of Roundtable since March 1995. He has been an independent financial consultant since 1990 and has worked in investment banking and financial consulting since 1980. Before 1980, Mr. Griffith was with CBS, Inc. and Price Waterhouse. Mr. Griffith is a CPA. Mr. Griffith received a B.S. in Business Administration from Ohio State University in 1963.

Robert M. Lazarowitz (49), Director of the Company, is a former Executive Vice President of the Company. Mr. Lazarowitz has served on the Board of the Company since May 2001. In addition, before November 2000, he was a member of the Board since the Company’s inception. Mr. Lazarowitz was also a co-founder of Roundtable. Mr. Lazarowitz has over 20 years of experience in the securities and financial services industries. Before November 2000, Mr. Lazarowitz served for 12 years as Chief Financial Officer, and then as Chief Operating Officer, of the Company’s subsidiary, Knight Capital Markets LLC and its predecessors. From 1985 to 1987, he served as Chief Financial Officer of Bach Management/Investment Banking and, from 1984 to 1985, as Chief Operating Officer of Traubner Bach Co. Inc. Mr. Lazarowitz currently owns and operates a non-financial services business. Mr. Lazarowitz received his B.S. in Accounting from the University of South Florida in 1978.

Thomas C. Lockburner (66), Director of the Company, has served on the Board of the Company since February 2004. Mr. Lockburner spent more than 40 years at Deloitte & Touche LLP, where he was a partner specializing in the financial services and securities industries. During his tenure at Deloitte & Touche, Mr. Lockburner was the National Industry Director for the Securities Industry with responsibility for all of the firm’s services to its securities industry clients. He is a member of the SIA’s Financial Management and Securities Operations divisions. He also is a past member of the Executive Committees of both the Financial Management and Internal Audit divisions of the SIA. Mr. Lockburner also is a member of the American Institute of Certified Public Accountants and served as Chairman of the Stockbrokerage and Investment Banking Committee and as a member of the Commodities Futures Trading Committee. He previously served as a member of the NASD’s Financial Responsibility Committee and as an NASD Arbitrator. Mr. Lockburner received a B.A. in Accounting from Franklin & Marshall College in 1962 and today serves on the institution’s Development Council.

James T. Milde (45), Director of the Company, has over 20 years of broad industry experience. Since February 2006, he has been the Senior Vice President and Chief Information Officer of United Rentals, Inc. Mr. Milde previously served as the Senior General Manager, Chief Information Officer for Sony Electronics, Inc., from January 2002 to January 2006, where he was responsible for all facets of information technology, supply chain and software related ventures across the United States. Prior thereto, Mr. Milde served as the Senior Vice President, Chief Information Officer for The Pepsi Bottling Group from 1999 to February 2002. Mr. Milde was the Senior Vice President, Operations and Administration for Random House, Inc. from 1994 until spring

1999. He received a B.A. in Economics and Finance from St. Lawrence University in 1982 and an M.B.A. from Clarkson University in 1984. He currently serves on the Clarkson University Board of Trustees.

Rodger O. Riney (60), Director of the Company, has served on the Board of the Company since the Company’s initial public offering and, before that, as an advisory board member of Roundtable since March 1995. He is the President of Scottrade, Inc., a discount brokerage firm he founded in 1980. In 1969, he joined Edward Jones & Co., a brokerage firm, and in 1975 became a General Partner of that firm. Mr. Riney received a B.S. degree in Civil Engineering in 1968 and an M.B.A. in 1969, both from the University of Missouri-Columbia.

Board of Directors and its Committees

During 2005, the Company’s Board of Directors met fourteen (14) times and took action by unanimous written consent on two other occasions. The Company’s independent Directors also met at regularly scheduled executive sessions on at least a quarterly basis. Mr. Doherty serves as the Company’s Lead Director. Effective after the date of our Annual Meeting, and contingent upon his re-election to the Board, Mr. Bolster will replace Mr. Doherty as the Company’s Lead Director. The Company has, as standing committees, a Finance and Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All members of the Board of Directors attended at least 90% of its meetings and the meetings of any committees of the Board of Directors of which they were members in 2005. Our corporate website at www.knight.com in the “Corporate Governance” section provides information regarding our policy on Director attendance at our Annual Meeting and last year’s attendance by our Board. The contents of our corporate website are not deemed incorporated by reference herein.

Finance and Audit Committee

The current members of the Finance and Audit Committee are Messrs. Lockburner, Doherty and Griffith, each of whom is not an officer or employee of the Company. Mr. Griffith served as Chairman of the Finance and Audit Committee during 2005. In January 2006, Mr. Lockburner was named the Chairman of the Finance and Audit Committee. The Board of Directors has determined in its business judgment that each member is in compliance with the independence, experience and financial literacy requirements set forth by Nasdaq, The Sarbanes-Oxley Act of 2002 and rules adopted by the SEC pursuant to The Sarbanes-Oxley Act of 2002, as currently in effect. The Board of Directors has also determined in its business judgment that Messrs. Griffith, Doherty and Lockburner are each an “audit committee financial expert” as defined under SEC rules. The SEC provides that an “audit committee financial expert” does not have additional duties, obligations or liabilities and is not considered an expert under the U.S. Securities Act of 1933.

The Finance and Audit Committee held seventeen (17) meetings during 2005. The Finance and Audit Committee operates under a written charter, a current copy of which is available through the Knight corporate web site at www.knight.com in the “Corporate Governance” section. The Finance and Audit Committee of the Board of Directors is established to assist the Company’s Board of Directors oversight of: (1) the integrity of the financial statements and its risk and control environment; (2) the relationship with the independent auditor; (3) the Company’s internal audit function; (4) compliance with applicable legal and regulatory requirements; and (5) compliance with the Company’s Code of Business Conduct and Ethics. The Finance and Audit Committee also reviews and makes recommendations to the Board regarding: (i) all proposed material capital formation plans, including planned issuances of equity securities and debt instruments, and stock repurchase programs; and (ii) certain acquisitions, investments, new business ventures, and divestitures by the Company. The Finance and Audit Committee Report is included herein on page 26.

Compensation Committee

The current members of the Compensation Committee are Messrs. Bolster, Doherty, Lazarowitz, Milde and Riney, each of whom is independent within the meaning of Nasdaq’s independence standards, as currently in effect. Mr. Doherty served as Chairman of the Compensation Committee until October 2005, when Mr. Bolster was named the Chairman of the Compensation Committee. Effective after the date of our Annual Meeting, the number of members on the Compensation Committee will be reduced to four and Mr. Lazarowitz will no longer serve on the Compensation Committee. The Compensation Committee is governed by a written charter, a current copy of which is available on our corporate website at www.knight.com in the “Corporate Governance” section. The Compensation Committee has responsibility for approving and evaluating executive officer compensation, incentive compensation and equity-based plans, policies and programs of the Company and its subsidiaries. The Compensation Committee also evaluates the performance of the Company’s Chief Executive Officer, and based on such evaluation, reviews and approves his annual salary, cash incentive bonus and long-term equity incentive bonus. During 2005, the Compensation Committee held eight (8) meetings. The Compensation Committee report is included herein on page 14.

The current members of the 162(m) Sub-Committee of the Compensation Committee are Messrs. Bolster and Doherty. The 162(m) Sub-Committee provides assistance to the Board of Directors and the Compensation Committee by setting performance-based compensation criteria for the Company’s Chief Executive Officer and other key executives, certifying the results of such performance at the end of the annual performance period and awarding the resulting performance-based compensation to such key executives. The 162(m) Sub-Committee was also responsible for making stock option and restricted stock grants to such key executives. The 162(m) Sub-Committee held two (2) meetings in 2005.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee (“NCGC”) are Messrs. Bolster, Doherty, Griffith, Lazarowitz, Lockburner, Milde and Riney. Mr. Doherty serves as the chairman of the NCGC. Effective after the date of our Annual Meeting, and contingent upon his re-election to the Board, Mr. Bolster will replace Mr. Doherty as the Chairman of the Nominating and Corporate Governance Committee. Each member of our NCGC is independent within the meaning of Nasdaq’s independence standards, as currently in effect. The NCGC is governed by a written charter, a current copy of which is available on our corporate website at www.knight.com in the “Corporate Governance” section. A primary function of the NCGC is to identify and recommend to the Board individuals qualified to serve as Directors of the Company, consistent with the criteria included in the charter of the NCGC and our Corporate Governance Guidelines. In this regard, the NCGC has a sub-committee entitled the Nomination Sub-Committee which assists the NCGC in identifying qualified candidates for the Board of Directors. Messrs. Lazarowitz and Riney are members of the Nomination Sub-Committee, which is chaired by Mr. Lazarowitz. Effective after the date of our Annual Meeting, the Nomination Sub-Committee will be dissolved and the current responsibilities of the Nomination Sub-Committee will be thereafter handled by the NCGC. The NCGC also considers nominee recommendations from stockholders of the Company. Other functions of the NCGC include: (i) recommending Directors to serve on committees of the Board; (ii) advising the Board with respect to matters of Board composition and procedures; (iii) developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; and (iv) overseeing the annual evaluation of the Board and the Company’s management. The NCGC held one (1) meeting in 2005.

Compensation of Directors

As a current officer of the Company, Mr. Joyce receives no remuneration for serving on the Board of Directors. Each of the independent Directors receives an annual fee of $45,000, except for the Lead Director who receives $75,000, and, except as noted herein, a meeting fee of $1,000 for each of the Board of Directors and Committee meetings attended, except for the Finance and Audit Committee meetings where attendees receive $3,000 per meeting. In addition, Committee Chairpersons receive: (i) $15,000 for any Committee chaired by the Lead Director; (ii) $20,000 for the Chairman of the Finance and Audit Committee; and (iii) $10,000 for the chair of the Compensation Committee, unless that Chairperson is also the Lead Director. No fee is paid to the Chairman of the NCGC and no NCGC meeting fees are paid when a NCGC meeting is held in conjunction with a meeting of the Board of Directors. All Directors are reimbursed for out-of-pocket expenses. For services related to the year ended December 31, 2005, independent Directors of the Company received in cash the above-described Directors’ fees from the Company aggregating $642,973. Each newly elected independent Director is also granted an option to purchase 20,000 shares of Class A Common Stock. In addition, on the first business day following each annual meeting of our stockholders, each continuing independent Director, as part of their annual compensation, is granted an option to purchase 15,000 shares of Class A Common Stock which generally vest ratably over a three (3) year period.

CORPORATE GOVERNANCE

As more fully described above, the Company has a Nominating and Corporate Governance Committee (the “NCGC”). All of the members of the Board, other than Mr. Joyce, serve on the NCGC, and each is an independent Director under the Nasdaq listing standards, as currently in effect. The NCGC met one (1) time during 2005.

The NCGC is governed by a written charter, a current copy of which is available on our corporate website at www.knight.com in the “Corporate Governance” section. The Board has also adopted a set of written Corporate Governance Guidelines recommended by the NCGC, which is also available on our corporate website. A copy of the charter, along with the Corporate Governance Guidelines, is also available in print to stockholders upon request, addressed to Corporate Communications and Investor Relations at Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310.

Nomination Process

The NCGC believes that the minimum qualifications for serving as a Director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In this regard, the NCGC examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. Annex A to our Nominating and Corporate Governance Committee Charter lists criteria for nomination to our Board. Also, our Corporate Governance Guidelines list specific qualification rules for all of our Board members and nominees.

The NCGC, through its Nomination Sub-Committee, identifies potential nominees by asking current Directors and executive officers to notify the Nomination Sub-Committee if they become aware of persons meeting the criteria described above. The NCGC also, from time to time, engages firms that specialize in identifying director candidates. As described below, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nomination Sub-Committee as a potential candidate, the NCGC may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the NCGC determines that the candidate warrants further consideration, the Nomination Sub-Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nomination Sub-Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, and conducts one or more interviews with the candidate. In certain instances, the Nomination Sub-Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons who may have greater first-hand knowledge of the candidate’s accomplishments and qualifications. Once the Nomination Sub-Committee has completed its work, it provides the NCGC with all information regarding the candidate. The NCGC’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Effective after the date of our Annual Meeting, the Nomination Sub-Committee will be dissolved and the current responsibilities of the Nomination Sub-Committee will be thereafter handled by the NCGC.

Corporate Governance Guidelines

The NCGC is responsible for overseeing the Corporate Governance Guidelines and reporting and making recommendations to the Board concerning governance matters. Among other matters, the Corporate Governance Guidelines include the following items concerning the Board of Directors: (i) independent Directors will comprise a majority of the Board; (ii) disqualifying factors preventing a Board candidate or member from serving or continuing to serve on the Board, absent a waiver by a majority of the Board; and (iii) qualifications for non-employee and employee Board members.

Nominations of Directors by Stockholders

The NCGC will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the NCGC will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the NCGC, a stockholder must submit the recommendation in writing and must include the following information (as more fully described in the Company’s Amended and Restated By-Laws): (a) as to the stockholder (i) the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned, (ii) a brief description of all arrangements or understandings between such stockholder and each proposed nominee, and (iii) any other information relating to such person that would be required pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”); and (b) as to each proposed nominee (i) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company, (ii) the number of shares owned by such nominee, if any, (iii) the person’s consent to be named as a Director if selected by the NCGC and nominated by the Board, and (iv) any other information relating to such person that would be required pursuant to Section 14 of the Exchange Act.

The stockholder recommendation and information described above must be sent to the Corporate Secretary at Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310 and must be received by the Corporate Secretary not less than 90 days, nor more than 120 days, prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

Stockholder Communications

The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual or group of Directors or Board committee members, correspondence should be addressed to the Board of Directors or any such individual Directors or group or Board committee members by either name or title. All such correspondence should be sent to the Corporate Secretary at Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310. To communicate with any of our Directors electronically, stockholders may send an electronic message to boardofdirectors@knight.com.

All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our Directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group of Directors or Board committee members, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

Executive Officers

Executive officers serve at the discretion of the Board of Directors. The following table sets forth certain information concerning the executive officers of the Company as of March 31, 2006 (none of whom has a family relationship with another executive officer):

Name	Age	Position
Thomas M. Joyce	51	Chairman of the Board and Chief Executive Officer
Gregory C. Voetsch	44	Executive Vice President, Head of Institutional Client Group
James P. Smyth	50	Senior Managing Director, Head of Broker-Dealer Client Group
John B. Howard	36	Senior Managing Director and Chief Financial Officer
Thomas M. Merritt	42	Senior Managing Director, Chief Legal Officer and Corporate Secretary

For selected biographical information with respect to Mr. Joyce, please see “Nominees For Election as Directors” beginning on page 3. Selected biographical information with respect to the other executive officers is set forth below.

Gregory C. Voetsch (44), Executive Vice President, Head of Institutional Client Group of the Company, has over 20 years of experience in the securities industry. Mr. Voetsch has been with the Company since September 2002. Prior to joining the Company, Mr. Voetsch was a Managing Director and Head of Nasdaq Sales Trading at Salomon Smith Barney, Inc. since 1997. He was also Co-Head of U.S. Sales Trading from 1999 to 2001. Previously, he was a Nasdaq Sales Trader at Salomon Smith Barney. Mr. Voetsch also spent ten years at Jefferies & Co. as an Equities Sales Trader.

James P. Smyth (50), Senior Managing Director, Head of Broker-Dealer Client Group, oversees all of the Company’s broker-dealer operations. Mr. Smyth has been with the Company since September 2002. Prior to joining the Company, Mr. Smyth worked for 24 years at Merrill Lynch & Co. in many different leadership positions, most recently as Managing Director responsible for sales and marketing of the firm’s broker-dealer clearing and directed commission businesses. Prior to that, he was President of Merrill Lynch’s subsidiary Broadcort Capital Corp., where he oversaw the firm’s global soft dollar and broker-dealer order flow business.

John B. Howard (36), Senior Managing Director and Chief Financial Officer of the Company, has 15 years of experience in the securities and financial services industries. Mr. Howard has been Chief Financial Officer of the Company since May 2003. Prior to his appointment, Mr. Howard was the Acting Chief Financial Officer since February 2003 and Group Controller for the Company since April 2002, a position in which he also served from July 1998 to April 2000. From April 2000 to April 2002, he was the Chief Financial Officer for Knight Equity Markets International Ltd. Mr. Howard was a Senior Manager in the Securities Industry Practice at the accounting firm of Price Waterhouse LLP from 1991 to 1998. Mr. Howard is a CPA. He received a B.S. in Accounting from Lehigh University in 1991.

Thomas M. Merritt (42), Senior Managing Director, Chief Legal Officer and Corporate Secretary, has over nine years of experience in the securities industry. Mr. Merritt has been with the Company since June 2000. From December 1996 to June 2000, Mr. Merritt served as an enforcement attorney with NASD in New York. Prior thereto, Mr. Merritt was an Assistant County Attorney in Suffolk County, New York and was in private practice. Mr. Merritt received a B.S. degree in Business Administration in 1986 from SUNY at Albany and J.D. in 1989 from Hofstra University School of Law.

Executive Compensation

The following table sets forth information regarding compensation paid for each of the last three completed years for Thomas M. Joyce, the Company’s Chairman of the Board and Chief Executive Officer, and the company’s four other most highly paid executive officers (together with the Chief Executive Officer, the “Named Executive Officers”):

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Cash Bonus(1) ($)	Other Annual Compen- sation(2) ($)	Restricted Stock Awards ($)(3)(4)(5)(6)	Securities Underlying Options(7)	All Other Compen- sation(8) ($)
Thomas M. Joyce Chairman of the Board and Chief Executive Officer	2005 2004 2003	750,000 750,000 750,000	1,500,000 5,112,500 4,450,000	66,778 67,997 19,322	— 3,137,500 3,845,000	— — 92,810	8,000 8,000 8,000

Gregory C. Voetsch Executive Vice President, Head of Institutional Client Group	2005 2004 2003	250,000 260,417 250,000	1,662,500 2,712,500 2,952,500	— — —	837,500 2,037,718 1,697,511	100,000 — —	8,000 8,000 7,500

James P. Smyth Senior Managing Director, Head of Broker-Dealer Client Group	2005 2004(9) 2003(9)	260,416 — —	1,269,500 — —	— — —	580,505 — —	— — —	8,000 — —

John B. Howard Senior Managing Director and Chief Financial Officer	2005 2004 2003	250,000 241,667 200,000	791,500 677,500 545,000	— — —	208,504 222,500 366,938	100,000 — —	8,000 8,000 8,000

Thomas M. Merritt Senior Managing Director, Chief Legal Officer and Corporate Secretary	2005 2004 2003(9)	225,000 175,000 —	236,250 255,000 —	— — —	38,749 45,000 —	75,000 — —	8,000 8,000 —

(1)	Includes cash bonuses paid to the Named Executive Officers in 2006, 2005 and 2004 pursuant to the Company’s Executive Incentive Plan (the “EIP”), as described herein, but earned with respect to 2005, 2004 and 2003, respectively. Also includes amounts that have been deferred under the Knight Capital Group, Inc. Voluntary Deferred Compensation Plan.
(2)	For 2005, the amount represents reimbursement for car service, including $30,951 for the reimbursement for the payment of taxes, for Mr. Joyce. For 2004, the amount represents reimbursement for car service, including $32,945 for the reimbursement for the payment of taxes, for Mr. Joyce. For 2003, the amount represents reimbursement for the payment of taxes on the car service provided to Mr. Joyce.
(3)	Amount represents the value on the date of grant of restricted stock awards issued pursuant to the EIP.
(4)	Includes restricted stock granted to the Named Executive Officers in 2006, 2005 and 2004 pursuant to EIP awards earned with respect to 2005, 2004 and 2003, respectively.
(5)	As of December 30, 2005, the Named Executive Officers held the following shares of restricted stock, having the following values as of such date (using the Class A Common Stock closing price of $9.89 on such date): (i) Mr. Joyce held 478,617 shares of restricted stock with an aggregate value of $4,733,522; (ii) Mr. Voetsch held 267,903 shares of restricted stock with an aggregate value of $2,649,561; (iii) Mr. Smyth held 57,689 shares of restricted stock with an aggregate value of $572,324; (iv) Mr. Howard held 41,945 shares of restricted stock with an aggregate value of $414,836; and (v) Mr. Merritt held 5,127 shares of restricted stock with an aggregate value of $50,706. These amounts do not include awards granted in January 2006 related to 2005 compensation as described in (4) above.
(6)	Restricted stock awards generally vest in equal installments on each of the first three anniversaries of the grant date, subject to acceleration upon a change of control. Certain awards granted with respect to 2003 and 2005 required that specific performance criteria be met in order for such awards to vest. A portion of Mr. Joyce’s 2003 award vested in August 2004.

(7)	The number of shares covered by options to purchase the Company’s Class A Common Stock granted during the applicable year.
(8)	Represents contributions by the Company on behalf of each of the Named Executive Officers of the Company under the Company’s 401(k) defined contribution plan.
(9)	Individual was not an executive officer during this year. Mr. Merritt became an executive officer in August 2004. Mr. Smyth became an executive officer in September 2005.

Option Grants During 2005

The following table sets forth grants of stock options to each of the Named Executive Officers for the year ended December 31, 2005. The Company has never granted any stock appreciation rights to any Named Executive Officers or other employees of the Company.

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share ($)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2) ($)
					5%	10%
Thomas M. Joyce	None
Gregory C. Voetsch	100,000	3.35	9.81	1/31/15	616,946	1,563,461
James P. Smyth	None
John B. Howard	100,000	3.35	9.81	1/31/15	616,946	1,563,461
Thomas M. Merritt	75,000	2.51	9.81	1/31/15	462,709	1,172,596

(1)	Stock options are granted at fair market value, defined as the average of the high and low sales prices on the date prior to the grant date, and vest in equal installments on each of the first three anniversaries of the grant date, subject to acceleration upon a change of control.
(2)	Amounts that may be realized upon exercise of the options immediately before the expiration of their term, assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Class A Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of exercise and the future performance of the Class A Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

Year-End Option Values

The following table sets forth certain information concerning stock options exercised during 2005 and the number and value of unexercised stock options held by each of the Named Executive Officers on December 31, 2005. All share and per share amounts have been adjusted for the Company’s two-for-one stock split during May 1999.

Aggregate Options Exercised in 2005 and Option Values at December 31, 2005

			Number of Shares Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the- Money Options at December 31, 2005(3)
Name	Shares Acquired on Exercise(1)	Value Realized ($)(2)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)
Thomas M. Joyce	—	—	2,144,171	30,936	8,162,604	—
Gregory C. Voetsch	180,000	1,238,400	375,695	187,847	2,074,010	420,002
James P. Smyth	199,990	1,110,321	200,010	—	1,135,057	—
John B. Howard	—	—	130,409	100,000	485,550	8,000
Thomas M. Merritt	—	—	47,500	75,000	198,450	6,000

(1)	The number of shares underlying options exercised in 2005 by the Named Executive Officer.
(2)	The difference between the market price of the Company’s Class A Common Stock on the exercise date and the option exercise price multiplied by the number of shares acquired upon exercise.

(3)	Computed by subtracting the option exercise price from the closing price per share of the Company’s Class A Common Stock of $9.89 as reported by the Nasdaq National Market on December 30, 2005 and multiplying this amount by the number of exercisable and unexercisable options. This may not represent the amount that will actually be realized by the Named Executive Officer.

Management Contracts and Change in Control Agreements

In December 2005, the Company entered into a new employment agreement (the “New Agreement”) with Mr. Joyce under which Mr. Joyce will continue to be employed by the Company as its Chief Executive Officer, and continue to serve as Chairman of the Board. The New Agreement became effective as of January 1, 2006 and continues through December 31, 2008, unless earlier terminated. During 2005, Mr. Joyce was subject to the terms of his prior employment agreement (the “Prior Agreement”) which was effective as of May 30, 2002 and continued through May 31, 2005, when it was extended by the Board through December 31, 2005.

Pursuant to the terms of the New Agreement, Mr. Joyce will receive an annual base salary of $750,000. Mr. Joyce will also be eligible for an annual bonus under the Company’s Executive Incentive Plan (the “EIP”), payable sixty percent in cash and forty percent in restricted stock (except, however, that for the annual bonus earned by Mr. Joyce for the 2005 performance year, the New Agreement provided for all amounts to be paid in cash). The portion of the annual bonus that is paid in restricted stock will vest ratably over a three year period. The payment of any annual bonus for the 2006 performance year will be conditioned upon the achievement of certain consolidated pre-tax income targets set by the Compensation Committee. The annual bonus for the 2007 and 2008 performance years will be based on the achievement of performance targets established by the Compensation Committee by no later than March 31st of each such year.

In addition, the New Agreement provided for a grant of options on January 1, 2006 to purchase 350,000 shares of Company common stock under the Company’s 1998 Long-Term Incentive Plan. The options provided for an exercise price per share equal to the average of the high and low sales prices of the Company’s Class A common stock on the last trading day in 2005 and generally will vest ratably over three years, subject to Mr. Joyce’s continued employment.

Under the New Agreement, Mr. Joyce also is eligible to receive such retirement benefits, fringe benefits and insurance coverage as are made available to senior executives of the Company. In addition, the Company will provide Mr. Joyce with a car and driver for his commute to the Company’s offices.

If Mr. Joyce’s employment is terminated by the Company other than for “cause” or other than by reason of a “disability”, death or “retirement”, or upon resignation by Mr. Joyce for “good reason”, Mr. Joyce will be entitled to, in lieu of any other severance benefits otherwise payable under any Company policy, or any other damages payable in connection with such termination: (i) exercise the portion of the stock option granted under the New Agreement that was not vested on the date of termination of employment, during the 90-day period commencing on the first anniversary of the date of such termination; (ii) full vesting of any previously granted restricted shares on the first anniversary of the date of termination of employment; (iii) a cash payment equal to $5 million, payable in a lump sum on the date that is six months following such termination; and (iv) reimbursement of premiums paid for continued health coverage under “COBRA” during the one year period following termination of employment. Mr. Joyce’s right to such exercisability, vesting, payment and benefits are conditioned upon his execution of a customary release of all claims against the Company and his agreement to not solicit or hire current or certain former employees of the Company after his termination. If Mr. Joyce’s employment terminates by (i) by reason of his death, (ii) by the Company on account of his “disability”, or (iii) by reason of his “retirement” (each as defined in the New Agreement and/or the option or restricted stock award agreement), his unexercised options shall become immediately exercisable in full and his unvested restricted stock shall immediately vest. If Mr. Joyce’s employment terminates (i) by Mr. Joyce without “good reason”, or (ii) by the Company for “cause”, Mr. Joyce will not be entitled to such exercisability, vesting, payments, and benefits. Also, in the event that any payment under the Agreement is subject to the excise tax for

“parachute payments” under Section 280G of the Internal Revenue Code of 1986, the Company will indemnify Mr. Joyce on an after-tax basis for any such excise tax (including any interest or penalties incurred with respect to such excise tax), provided that the Company may reduce the applicable payment due to Mr. Joyce by up to 10% if such reduction will avoid the excise tax.

Other Employment Agreements.    No other Named Executive Officer has an employment agreement.

Equity and Other Incentive Plan Change in Control Provisions.    Under the terms of the Company’s equity plans, (the Knight Capital Group, Inc. 1998 Long-Term Incentive Plan (the “1998 Plan”), the Knight Capital Group, Inc. Non-Employee Director Plan, the Knight Capital Group, Inc. 2003 Equity Incentive Plan (the “2003 Plan”) and the Knight Capital Group, Inc. 2006 Equity Incentive Plan (if the stockholders approve Proposal 2 herein)(the “2006 Plan”)), awards are generally subject to special provisions upon the occurrence of a defined “change in control” transaction. Under these plans, upon a change in control: (i) any award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and (ii) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other award granted under these plans shall lapse and such awards shall be deemed fully vested, and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee of the Board of Directors shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee was formed in April 1998 and has responsibility for approving and evaluating executive officer compensation, incentive compensation and equity-based plans, policies and programs of the Company and its subsidiaries. The Compensation Committee also evaluates the performance of the Company’s Chief Executive Officer, and based on such evaluation, reviews and approves his annual salary, cash incentive and long-term equity incentive.

The Compensation Committee operates pursuant to a written Charter that was amended and restated in January 2004, which Charter is available on our website at www.knight.com in the “Corporate Governance” section. The Compensation Committee currently consists of Messrs. Doherty, Bolster, Lazarowitz, Milde and Riney, none of whom, except for Mr. Lazarowitz, has ever been an employee of the Company. Mr. Doherty served as Chairman of the Compensation Committee until October 2005, when Mr. Bolster was named the Chairman of the Compensation Committee. Effective after the date of our Annual Meeting, the number of members on the Compensation Committee will be reduced to four and Mr. Lazarowitz will no longer serve on the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of Nasdaq’s independence standards, as currently in effect.

In January 2004, the Board constituted a 162(m) Sub-Committee of the Compensation Committee. The 162(m) Sub-Committee provides assistance to the Board of Directors and the Compensation Committee by setting performance-based compensation criteria for the Company’s Chief Executive Officer and other key executives, certifying the results of such performance at the end of the annual performance period and awarding the resulting performance-based compensation to such key executives. The 162(m) Sub-Committee also made grants of equity-based compensation to the Company’s Chief Executive Officer and other key executives. The current members of the 162(m) Sub-Committee of the Compensation Committee are Messrs. Bolster and Doherty. Each member of the 162(m) Sub-Committee qualifies as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and as an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”).

The Compensation Committee’s primary responsibilities include reviewing the Company’s executive compensation plans; reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation; annually reviewing the performance and compensation of executive officers, including the Chief Executive Officer; reviewing the Company’s incentive compensation plans and equity-based plans, and approving specified awards to employees and officers; assisting the Board of Directors in its oversight of the development, implementation and effectiveness of our policies and strategies relating to our human capital management function; and preparing this Report. As part of this responsibility, the Compensation Committee administers the 1998 Plan, the EIP, the 2003 Plan, and the 2006 Plan (if the stockholders approve Proposal 2 herein).

Set forth below is a description of the policies and practices that the Compensation Committee implemented in 2005 and will implement with respect to future compensation determinations.

Compensation Philosophy.    The Company’s compensation program is designed to align executive and employee compensation with stockholder interests, to attract, reward and retain highly qualified executives and employees, and to encourage the achievement of business objectives and superior corporate performance. The program ensures the Board of Directors and stockholders that: (1) the achievement of the overall goals and objectives of the Company can be supported by adopting an appropriate executive and employee compensation policy and implementing it through an effective total compensation program; and (2) the total compensation program and practices of the Company are designed with full consideration of all accounting, tax, securities law and other regulatory requirements and are of the highest quality.

The Company’s executive officer compensation program generally consists of three key elements: salary, annual awards under the EIP and other long-term equity-based awards. For 2005, awards under the EIP consisted of a combination of cash and long-term equity-based awards. Long-term EIP equity-based awards are made pursuant to the 1998 Plan and/or the 2003 Plan and, in 2005, such long-term equity awards consisted of a combination of stock options and restricted stock. In addition to the above, executive officers may also be granted annual compensation outside of the EIP through a combination of cash and long-term equity awards. At the Annual Meeting, the Company will present for stockholder consideration the 2006 Plan. The purpose of the 2006 Plan is to continue the alignment of the interests of all participants, both at and below the executive officer level, with the interests of stockholders, through the grant of equity incentives under either the EIP plan or through separate long-term equity awards under the 2006 Plan. The 2006 Plan would also offer additional features which are not available under the 1998 and 2003 Plans, including the ability to grant more full-valued awards such as restricted stock and the ability to grant stock appreciation rights. The 2006 Plan is intended to supplement the 1998 and 2003 Plans, and replace each plan upon all authorized shares being issued under the 1998 and 2003 Plans, respectively.

Compensation.    The target compensation of executive officers is determined by first establishing the competitive range of compensation in companies of like complexity. The amount of each officer’s target compensation is then established within that range based upon an evaluation of the officer’s relative responsibility and the individual’s overall level of experience with the Company and within the industry. Annual target compensation adjustments are determined by giving consideration to several factors: the Company’s performance for the year; the individual’s contribution to that performance; comparison with pay levels of comparable positions in the marketplace; internal comparisons; and, where applicable, the terms of existing employment contracts.

Salaries.    Salaries of executive officers are fixed at the beginning of each year and typically are not changed during the year except for changes in responsibility. In general, salaries are intended to make up a smaller portion of overall executive compensation.

Executive Incentive Plan.    The EIP was designed to: (1) advance the interests of the Company and its stockholders by providing incentives in the form of periodic bonus awards to certain key employees who contribute significantly to the strategic and long-term performance objectives and growth of the Company; and (2) further align the interests of the Company’s key employees with the interests of the stockholders since payment of bonus awards under the EIP are based on Company, division or subsidiary performance criteria. The EIP provides for additional annual compensation based on the achievement of performance goals. Allocation of annual incentive compensation among cash, stock options and restricted stock (or restricted stock units) is based on a formula that provides a higher percentage of current cash to individuals who receive smaller awards and a higher percentage of equity awards to individuals with larger awards. Stock options, restricted stock and restricted stock units are awarded under the 1998 Plan and/or the 2003 Plan (and will also be awarded in the future under the 2006 Plan, if the stockholders approve Proposal 2 herein). The 2006 Plan will also allow for the issuance of stock appreciation rights to individuals, in addition to the other forms of equity described above.

Deferred cash compensation vests after two years and is paid out upon vesting; earnings on this compensation depend on the Company’s operating income during those years of deferral. Deferred cash compensation is awarded in accordance with the 2003 Incentive Share Program (“2003 ISP”) that was approved by the Board of Directors in early 2003. We did not make any awards under the 2003 ISP related to 2003, 2004 or 2005 executive compensation, but did make awards under the 2003 ISP related to 2002 executive compensation. These 2002 awards to executive officers vested and were paid in January of 2005.

Section 162(m).    Section 162(m) of the Code limits the deductibility of certain compensation paid to the Chief Executive Officer and the four most highly compensated executive officers (the “covered employees”) in excess of the statutory maximum of $1 million per covered employee. Compensation which is performance-based is not subject to this statutory maximum on deductibility. The Compensation Committee’s general policy is, where feasible, to structure the compensation paid to the covered employees so as to allow it to qualify as performance-based compensation; however, the Compensation Committee retains the flexibility, where necessary, to promote incentive and retention goals, and such compensation may not qualify as performance-based compensation.

Long-term Incentives.    The Company also issues long-term equity awards whose value is directly related to the value of the Company’s Class A Common Stock. These equity-based awards are granted by the Compensation Committee pursuant to the 1998 and 2003 Plans (and will also be awarded in the future under the 2006 Plan, if the stockholders approve Proposal 2 herein). Individuals to whom equity-based awards are granted and the amount of Knight Class A Common Stock related to such equity-based awards are determined at the discretion of the Compensation Committee. Because individual equity-based award levels will be based on a subjective evaluation of each individual’s overall past and expected future contribution, no specific formula is used to determine such awards for any executive.

Compensation of Chief Executive Officer.    For 2005, Mr. Joyce received compensation valued at $2,250,000 consisting of the following: (i) base salary of $750,000; and (ii) a cash award under the EIP equal to $1,500,000 which was paid in January 2006 pursuant to the terms of his new employment agreement. Mr. Joyce also received other compensation of $66,778 as reimbursement for car services, and related taxes thereon, provided under his Prior Agreement.

Employment Contracts.    Mr. Joyce is the only Named Executive Officer currently under an employment contract. See “Management Contracts and Change in Control Agreements.”

Compensation Committee

William L. Bolster, Chairman

Charles V. Doherty

Robert M. Lazarowitz

James T. Milde

Rodger O. Riney

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company serves as a member of the board of directors or compensation committee of any public entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. Mr. Lazarowitz, a member of the Compensation Committee, was an officer of the Company from inception until November 2000. Mr. Riney, a member of the Compensation Committee, is the president of Scottrade which was the source of 10.7% of the Company’s U.S. equity dollar volume traded in 2005. During the same period, payment for order flow by us to Scottrade equaled approximately $3.4 million, representing less than 5% of the Company’s or Scottrade’s consolidated gross revenues for 2005.

COMPARATIVE STOCK PERFORMANCE GRAPH

The graph below compares the total cumulative return of the Knight Class A Common Stock from December 31, 2000 through December 31, 2005, to the Standard & Poor’s 500 Index and the SNL All Broker/Dealer Index. The graph assumes that dividends were reinvested and is based on an investment of $100 on December 31, 2000.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Knight Capital Group, Inc.	100.00	79.07	34.37	105.18	78.57	70.96
S&P 500	100.00	88.11	68.64	88.33	97.94	102.74
SNL All Broker/Dealer Index	100.00	78.03	58.05	85.17	90.94	109.75

EQUITY COMPENSATION PLAN INFORMATION

In accordance with SEC rules, the following table sets forth certain information as of December 31, 2005, regarding the Company’s equity compensation plans for stock-based awards.

	( a )	( b )	( c )
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	13,238,827	$8.26	6,045,806	(1)
Equity compensation plans not approved by security holders	0	$0.00	0

Total	13,238,827	$8.26	6,045,806

(1)	Securities remaining available for future issuance under equity compensation plans approved by security holders include 1,243,926 shares under the 1998 Plan, 4,760,313 shares under the 2003 Plan and 41,567 shares under the Knight Capital Group, Inc. 1998 Non-Employee Director Stock Option Plan. These plans are discussed further in Note 17 to the Company’s 2005 Consolidated Financial Statements included in our Annual Report.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s executive officers and Directors are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and Nasdaq. Copies of these reports must also be furnished to the Company. Based solely upon its review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, the Company believes that during the fiscal year ended December 31, 2005, all filing requirements applicable to its officers and Directors were complied with in a timely manner, except for one Form 4 filing by Mr. Lazarowitz.

Purchases and sales of our equity securities by such persons are published on our corporate web site at www.knight.com in the “Investor Center” section. The information on our corporate web site is not incorporated by reference into this Proxy Statement.

PROPOSAL 2—TO ACT UPON A PROPOSAL TO APPROVE THE KNIGHT CAPITAL

GROUP, INC. 2006 EQUITY INCENTIVE PLAN

Background; Purpose

On April 3, 2006, the Board of Directors adopted the Knight Capital Group, Inc. 2006 Equity Incentive Plan (the “2006 Plan”), subject to approval by the Company’s stockholders. The purpose of the 2006 Plan is to promote the success of the Company by providing a method whereby officers, employees and directors of the Company and its affiliates may be encouraged to increase their proprietary interest in the Company’s business.

By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the performance of the Company’s Class A Common Stock, the 2006 Plan will motivate participants to continue to provide services and achieve long-range goals, further align their interests with those of the Company’s other stockholders, and promote the long-term financial interest of the Company and its affiliates, including enhancement of long-term stockholder value. The 2006 Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees and directors of the Company and its affiliates.

The Company’s 2003 Equity Incentive Plan, 1998 Long-Term Incentive Plan and 1998 Non-Employee Director Plan (collectively, the “Existing Plans”) are the existing equity-based incentive plans available to officers, employees and directors of the Company and its affiliates. The Board adopted the 2006 Plan because the number of shares that remain available for grant subject to awards under the Existing Plans are insufficient to satisfy the Company’s anticipated incentive compensation needs for current and future officers, employees and directors as it continues to shift its focus from cash-based bonus awards to a mix of cash and equity-based bonus awards under the EIP and as it offers direct equity awards outside of the EIP. In addition, the 2006 Plan would offer additional features which are not available under the Existing Plans, including the ability to grant more full-valued awards such as restricted stock and the ability to grant stock appreciation rights. If the 2006 Plan is adopted, the Existing Plans would continue until all available shares authorized for issuance thereunder have been exhausted. As of April 3, 2006, there were 4,489,316 shares available for grant under the 2003 Equity Incentive Plan (of which only 532,132 shares may be used for the grant of restricted stock awards) and 1,533,965 shares available for grant under the 1998 Long-Term Incentive Plan (of which only 799,804 shares may be used for the grant of restricted stock awards). There are also 41,567 shares available for grant under the 1998 Non-Employee Director Plan for grant to directors of the Company.

The Board believes that the adoption of the 2006 Plan would, among other things, enhance the long-term stockholder value of the Company by offering opportunities to the Company’s officers, employees and directors to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The Board believes that existing equity grants have contributed substantially to achievement of the Company’s success and that the future granting of stock options, stock appreciation rights and stock awards will continue to contribute to the Company’s success and is comparable with the practices of other financial services companies. In addition, the failure to adopt the 2006 Plan would unnecessarily restrict the Company’s ability to pursue opportunities for future acquisitions, mergers, and other corporate transactions. The Board believes that the 2006 Plan is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without the added delay and expense of obtaining stockholder approval. If the 2006 Plan is approved, the Company will have additional authorized shares of Class A Common Stock available for future grants, including grants under the EIP, for new hires and to retain existing employees. Approval of the 2006 Plan will enable the Company to effectuate the intent of the EIP, which is to provide for more equity-based ownership by its senior officers in order to further align their interests with those of the stockholders.

The 2006 Plan is also being submitted to the Company’s stockholders in order to ensure its compliance with Section 162(m) of the Code. Section 162(m) denies a tax deduction for certain compensation in excess of $1 million per year paid by a company to its Chief Executive Officer and to the four most highly compensated executive officers (other than the Chief Executive Officer) for whom compensation disclosure is required under the proxy rules (“Covered Employees”). Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among these requirements is that the material terms (including the performance goals) pursuant to which the compensation is to be paid (including the business criteria on which the performance goal is based and the maximum amount that can be paid to any individual if the performance goal is attained) are disclosed and approved by stockholders prior to payment. Accordingly, if the 2006 Plan is approved by stockholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 2006 Plan will not be subject to the deduction limit of Section 162(m).

Summary of 2006 Plan

Shares Available; Limitations

The Board of Directors adopted the 2006 Plan on April 3, 2006, subject to approval by the Company’s stockholders. If this Proposal 2 is adopted, a maximum of 8,000,000 shares of Class A Common Stock will be reserved for issuance under the 2006 Plan (subject to equitable adjustment in the event of a change in the

Company’s capitalization). The fair market value of a share of Class A Common Stock as of April 3, 2006 was $13.51.

Administration

The 2006 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full authority, subject to the provisions of the 2006 Plan, to determine, among other things, the persons to whom awards under the 2006 Plan will be made, the time or times at which such awards will be granted, the types of awards to be granted and the number of shares of Class A Common Stock subject to such awards, and the specific terms, conditions, performance criteria, restrictions and other provisions applicable to awards, including, but not limited to, the duration, vesting and exercise periods.

Eligibility

Awards under the 2006 Plan may be made to officers, employees and non-employee directors of the Company and its present or future subsidiaries and affiliates, in each case, who are selected by the Compensation Committee in its sole discretion.

Options

Stock options may be either “incentive stock options,” as that term is defined in Section 422 of the Code, or nonqualified stock options. The exercise price of an option will not be less than the fair market value per share (as defined in the 2006 Plan) of Class A Common Stock on the date of grant. Options become exercisable at the time or times, and upon such terms, as the committee may determine, and may be exercised following termination of employment if and to the extent determined by the Compensation Committee in the document evidencing the option. The exercise price of options may be paid in cash, by check or promissory note, by tendering (by actual delivery or attestation) shares of Class A Common Stock, or by way of a “broker’s cashless exercise” procedure.

The Compensation Committee may not effect, without the consent of affected option holders and the approval of stockholders, the cancellation of any or all outstanding options under the 2006 Plan and the granting of new options covering the same or a different number of shares of Class A Common Stock but with an exercise price per share based on the fair market value of such shares on the new option grant date. Options expire no later than the tenth anniversary of the date of grant to the extent they are not previously exercised or forfeited.

Restricted Stock; Restricted Stock Units

The 2006 Plan permits the Company to grant restricted stock and restricted stock units to participants. Restricted stock is Class A Common Stock transferred to the grantee, generally without payment to the Company, which shares are subject to certain restrictions and to a risk of forfeiture. A restricted stock unit is a right to receive shares of Class A Common Stock or cash at the end of a specified period, subject to a risk of forfeiture. Restricted stock and restricted stock units will generally be subject to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals relating to the completion of service by the participant or the achievement of performance or other objectives, as determined by the Compensation Committee at the time of grant. Performance factors may include: stock price; market share; gross revenue; gross margin; pretax operating income; cash flow; earnings before interest, taxes, depreciation and amortization; earnings per share; return on equity; return on invested capital or assets; return on revenues; cost reductions and savings; productivity; equity capital raised; consummation of debt and equity offerings; asset management (e.g. inventory and receivable levels); compliance with contractual and legal requirements; customer satisfaction; employee satisfaction; or, any increase or decrease of one or more of the foregoing over a specified period. In addition, performance goals may be based upon a participant’s attainment of personal goals with respect to any of the foregoing performance goals, negotiating transactions and sales, or developing long-term business goals.

The performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the Compensation Committee to contribute significantly to shareholder value creation.

There is no limitation on the maximum number of shares of Class A Common Stock under the 2006 Plan that may be the subject of restricted stock or restricted stock unit awards. However, in no event may the value of any grant of restricted stock or restricted stock units to a named executive officer for any fiscal year (valued as of the date of grant) exceed $10,000,000. The Compensation Committee may structure the terms of a performance factor so as to permit the reduction or elimination of any award of restricted stock or restricted stock units, but in no event may the committee increase the amount or vesting of such awards.

Stock Appreciation Rights

The 2006 Plan permits the Company to grant stock appreciation rights (“SARs”) to participants independently or in connection with an option. SARs become exercisable at the time or times, and upon such terms, as the Compensation Committee may determine, and may be exercised following termination of employment if and to the extent determined by the Compensation Committee in the document evidencing the SAR. Upon exercise of the SAR, the participant will receive an amount equal to the excess of the fair market value of one share of the Common Stock on the day of the surrender of such SAR over the exercise price of the SAR. Upon the exercise of a SAR granted in connection with an option, the underlying option will be surrendered. The option price of a SAR will not be less than the fair market value per share of Class A Common Stock on the date of grant.

Termination of Service

Except as otherwise provided by the Compensation Committee in the applicable award agreement or otherwise, in the event of a participant’s termination of service due to death, disability or retirement (each, as defined in the 2006 Plan), each outstanding award granted or share of Class A Common Stock purchased by such participant will immediately become vested. Each option or SAR may thereafter be exercised for a period of thirty-six (36) months following the date of death or termination of service due to disability or retirement, as applicable, or, if earlier, until the option or SAR expires. Except as otherwise provided by the Compensation Committee in the applicable award agreement or otherwise, in the event of a participant’s termination of service for cause (as defined in the 2006 plan or the participant’s award agreement) or if the participant voluntarily terminates his or her service with the Company or any of its affiliates, then any options or SARs held by such participant, whether or not then vested, will immediately terminate and all rights to Class A Common stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited. Except as otherwise provided by the Compensation Committee in the applicable award agreement or otherwise, if a participant’s service with the Company or any of its affiliates is terminated for reasons other than death, disability, retirement, termination for cause or voluntary termination by the participant, all options or SARs held by the participant that were not vested immediately prior to such termination will become null and void at the time of the termination. Any options or SARs that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months and then terminate. In no event, however, will an option or SAR remain exercisable beyond its expiration date. In addition, all rights to shares of Class A Common Stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited.

In addition, in the case of an employee who has been granted an option or SAR and has exercised such option or SAR, and who has terminated employment and engaged in harmful conduct (as defined in the 2006 Plan), the Compensation Committee may require such employee to pay to the Company an amount equal to the profit he or she realized during the fifteenth (15) month period commencing twelve (12) months prior to such employees last day of employment and ending three months thereafter.

Change-In-Control

In the event of a Change-In-Control (as defined in the 2006 Plan), each outstanding award or share purchased pursuant to any award will, if not fully vested, become fully vested and, in the case of options and SARs, fully exercisable with respect to the total number of shares of Class A Common Stock at the time subject to such option or SAR and may be exercised for any or all of those shares.

Equitable Adjustment

The Compensation Committee may adjust the number of shares of Class A Common Stock reserved for issuance subject to awards under the Plan, the number of shares of Class A Common Stock subject to outstanding options, SARs and restricted stock and restricted stock unit awards or the exercise price, and may make any other adjustments it determines to be equitable.

The Compensation Committee may also provide for a cash payment to any participant in connection with any such equitable adjustment.

Termination; Amendment

The 2006 Plan may, at any time and from time to time, be suspended, discontinued, modified, amended or terminated by the Board or the Compensation Committee, in whole or in part, provided that no modification or amendment that requires stockholder approval will be effective prior to the time such amendment has received the requisite approval of stockholders. If an amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the aggregate number of securities that may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, then, such amendment shall be subject to stockholder approval. In addition, no termination, modification or amendment may be made that adversely affects any of the rights of a grantee under any award theretofore granted, without such grantee’s consent.

Certain U.S. Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States federal income tax consequences of the 2006 Plan under the provisions of the Code as currently in effect. These rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant’s individual circumstances. Therefore, it is suggested that a participant consult his or her tax and/or financial advisor for tax advice before exercise of an option and before disposing of any shares of Class A Common Stock acquired upon the exercise thereof or pursuant to any other award under the 2006 Plan.

Nonqualified Stock Options.    In the case of a nonqualified stock option, a participant generally will not be taxed upon the grant of the option. Rather, at the time of exercise of that nonqualified stock option, the participant will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option exercise price, which is referred to as the spread. The Company will generally be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Incentive Stock Options.    A participant will not be in receipt of taxable income upon the grant of an incentive stock option (“ISO”). In order for an option to qualify as an ISO, among other things, the participant must be an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). In addition, the exercise of an ISO will remain qualified if made by the legal representative of a participant who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of the participant’s employment.

If Class A Common Stock acquired pursuant to the exercise of an ISO is later disposed of, the participant will, except as noted below, recognize long-term capital gain or loss (if the Class A Common Stock is a capital asset of the participant) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date of exercise. In such case, the Company generally will be entitled to claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income. Any capital gain recognized by the optionee will be long-term or short-term capital gain, depending on the length of time such shares were held by the participant.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.

Exercise with Shares.    A participant who pays the option price upon exercise of an option, in whole or in part, by delivering already-owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, recognition of that gain or loss will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

Restricted Stock.    A participant generally will not be subject to tax upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the Class A Common Stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). A holder may, however, elect to be taxed at the time of the grant. The Company generally will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).

Restricted Stock Units and Stock Appreciation Rights.    In the case of restricted stock units and stock appreciation rights, a holder generally will not be taxed upon the grant of such units or rights or upon the lapse of restrictions on or vesting of such units or rights but, rather, will recognize ordinary income in an amount equal to the value of the shares and cash received at the time of such receipt (minus the exercise price, if any). The Company will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income.

Employment Tax.    In general, the amount that a participant recognizes as ordinary income under an award also is treated as “wages” for purposes of the Federal Insurance Contributions Act (“FICA”). The participant and the Company must pay equal amounts of federal employment tax under FICA with respect to the participant’s wages.

New Plan Benefits.    Future benefits under the 2006 Plan are not currently determinable. For a description of the options and restricted stock granted to Named Executive Officers under our other compensation plans, see the “Summary Compensation Table” and the “Option Grants During 2005” table herein.

The Board of Directors of the Company has unanimously approved and recommends that the stockholders approve the 2006 Plan at the Annual Meeting. The full text of the 2006 Plan is set forth in Exhibit A to this Proxy Statement, and the description of the 2006 Plan set forth herein is qualified in its entirety by reference to the text of such plan.

Should stockholders not approve this Proposal 2, the 2006 Plan will not be established, and when the number of shares currently remaining authorized for issuance under the Existing Plans is exhausted, the Company will not be able to grant additional awards under the Existing Plans absent further stockholder action. This would also have the effect of defeating the intent of the EIP and would increase the portion of compensation that is paid in cash to participants.

Under applicable law, the adoption of the 2006 Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. In tabulating the votes, broker non-votes on the adoption of the 2006 Plan will be disregarded and have no effect on the outcome of the vote. However, any other abstentions by shares present in person or represented by proxy at the Annual Meeting are effectively equivalent to votes against this proposal.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE 2006 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporated future filings, including this Proxy Statement, the following section titled “Finance and Audit Committee Report” shall not be incorporated by reference into any such filings, except to the extent the Company specifically incorporates such report by reference therein.

FINANCE AND AUDIT COMMITTEE REPORT

During 2005, the Finance and Audit Committee of the Board of Directors (the “Committee”) provided assistance to the Company’s Board of Directors in fulfilling its oversight of: (1) the integrity of the financial statements and its risk and control environment; (2) the relationship with the independent auditor; (3) the Company’s internal audit function; (4) compliance with applicable legal and regulatory requirements; and (5) compliance with the Company’s Code of Business Conduct and Ethics. The Committee also reviewed and made recommendations to the Board regarding: (i) all proposed material capital formation plans, including planned issuance of equity securities and debt instruments, and stock repurchase programs; and (ii) certain acquisitions, investments, new business ventures, and divestitures by the Company. The Committee operated under an amended and restated Charter adopted on March 29, 2004 (the “Charter”).

The Committee comprises three independent Directors. The Board of Directors has determined in its business judgment that each Committee member complied with the independence, experience and financial literacy requirements set forth by The Nasdaq Stock Market, Inc., The Sarbanes-Oxley Act of 2002 and rules adopted by the SEC pursuant to The Sarbanes-Oxley Act of 2002, as currently in effect (the “Act”). The Board of Directors has also determined in its business judgment that Messrs. Lockburner, Doherty and Griffith are each an “audit committee financial expert” as defined under SEC rules. The SEC provides that an “audit committee financial expert” does not have additional duties, obligations or liabilities and is not considered an expert under the U.S. Securities Act of 1933.

For 2005, PricewaterhouseCoopers LLP (“PwC”) was the Company’s independent auditor. The Committee is responsible for retaining and, as necessary, terminating, the independent auditor and pre-approves all audit and non-audit services and fees to be provided by the independent auditor. The Committee received and reviewed the written disclosures and the letter from its current independent auditor, PwC, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) regarding auditor independence, and held discussions and reviewed with the independent auditor all relationships it has with the Company to determine and satisfy itself regarding the independent auditor’s independence. When considering the independence of the Company’s independent auditor, the Committee considered whether the auditor’s provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining its objectivity and independence. The Committee reviewed and approved, among other matters, the amount of fees paid to PwC for audit and non-audit services. All non-audit services performed by the independent auditor must be pre-approved by the Committee or a specified member thereof. The Committee also evaluated the qualifications and performance of the independent auditor. Based on its review of these matters, the Committee appointed PwC as the Company’s independent auditor for the year ended December 31, 2006, which appointment was ratified by the Board of Directors and has also been submitted to the stockholders for ratification at the Annual Meeting.

Management is responsible for the financial reporting process, including the system of internal control and the preparation, presentation and integrity of the consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for conducting an independent audit of the financial statements in accordance with generally accepted auditing standards. The committee is responsible for monitoring and reviewing these processes. The Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditor.

In performing its duties, the Committee held seventeen (17) meetings during 2005. The Committee met in executive session seven (7) times during regularly scheduled meetings held through the year. Additionally, the Committee met in private session with the Chief Financial Officer, Chief Legal Officer, Director of Internal Audit, and independent auditor during various meetings held throughout the year. These meetings were designed, among other things to encourage free and open communications among the Committee, management and independent auditor. The independent auditor has free access to the Committee to discuss any matters it deems appropriate. The Committee has discussed with the independent auditor, with and without management present, the overall scope and plan for its annual audit, the results of its examination and the overall quality of the Company’s financial reporting and its evaluation of the Company’s internal controls, including its assessment on management’s assertion of the adequacy of the Company’s controls over financial reporting. Additionally, the Committee discussed matters related to the conduct of the audit and other matters required to be discussed by Statements on Auditing Standards No. 61, as amended (Communications with Audit Committees). The Committee also reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2005 with management and the independent auditor.

During the course of 2005, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Act of 2002 and related regulations. The Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and the independent auditors at each regularly scheduled Committee meeting. At the conclusion of the process, management provided the Committee with its report on the effectiveness of the Company’s internal control over financial reporting.

For the year ended December 31, 2005, the Committee performed all of its duties and responsibilities under the Charter. Based on the Committee’s discussions with management and the independent auditor, review of the representations of management, including management’s Report on Internal Control over Financial Reporting as required by Section 404 of the Act, and the report of the independent auditor to the Committee, and subject to the limitations of the role of the Committee referred to above and in the Charter, the Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K.

Finance and Audit Committee

Thomas C. Lockburner, Chairman

Charles V. Doherty

Gary R. Griffith

Fees Paid To Our Independent Auditor

In addition to retaining PwC to audit the consolidated financial statements for 2005, the Company retained PwC, as well as other accounting and consulting firms, to provide various consulting services in 2005, and expects to continue to do so in the future. The Company understands the need for PwC to maintain its objectivity and independence in its audit of the Company’s financial statements and, therefore, the Company does not use PwC for strategic consulting services, development of tax planning transactions or for services prohibited by the Act such as internal audit work and financial information system design and implementation. The Company uses PwC for non-audit work when it concludes that PwC is the most appropriate provider of that service and such work is compatible with maintaining its objectivity and independence.

The following fees were paid to PwC, the Company’s independent auditor, for services rendered in 2005 and 2004:

	2005	2004
Audit fees	$1,347,120	$1,233,145
Non-audit fees:
Audit-related fees	26,000	83,500
Tax Fees	263,620	232,516

Total Non-audit fees	289,620	316,016

Total Fees Paid to PwC	$1,636,740	$1,549,161

Audit fees represent the aggregate fees for professional services rendered for the audit of the Company’s annual financial statements for the applicable year and reviews of the Company’s financial statements included in SEC Forms 10-Q during such year. Audit fees for 2005 and 2004 also include the audit of management’s report on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Act.

Audit-related fees primarily represent fees paid in the applicable year for due diligence related to acquisitions and financial accounting consultations.

Tax fees represent fees paid in the applicable year for assistance with domestic and international income tax compliance, tax examinations, and general tax advice. This amount includes $59,000 paid in January 2005 related to tax services performed in 2004 and $73,900 paid in January 2006 relating to tax services performed in 2005.

Policy on Finance and Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor and fees related to such services.

On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Committee is requested. The Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. The Committee may delegate to one or more of its members the authority to grant pre-approval required by this policy. On a periodic basis, management reports to the Committee regarding the actual spending for such projects and services compared to the pre-approved amounts.

In granting pre-approval of non-audit services, the Committee considered whether the provision of non-audit services rendered by our independent auditor is compatible with maintaining their objectivity and independence. The Committee concluded that such objectivity and independence has been maintained.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Finance and Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the year ending December 31, 2006 as required under The Sarbanes-Oxley Act of 2002 and rules adopted by the SEC pursuant to The Sarbanes-Oxley Act of 2002. Additionally, the Board of Directors has ratified the appointment of PwC as the Company’s independent auditor and we are submitting the appointment of PwC for stockholder ratification at the Annual Meeting.

PwC representatives will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Although stockholder action on this matter is not required under our Amended and Restated By-Laws or Amended and Restated Certificate of Incorporation, this appointment is being recommended to the stockholders for ratification (as we have done in prior years) because we believe it is a matter of good corporate practice. If our stockholders do not ratify the appointment of PwC, the Finance and Audit Committee will reconsider whether or not to retain PwC, but still may retain them. Even if the appointment is ratified, the Finance and Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Pursuant to applicable Delaware law and our Amended and Restated By-Laws or Amended and Restated Certificate of Incorporation, the ratification of the appointment of PwC requires the affirmative vote of the holders of a majority of the votes present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and have no effect on the outcome of the vote.

THE FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

The following table sets forth, as of April 3, 2006, certain information regarding the beneficial ownership of Class A Common Stock by: (i) each of the Company’s Named Executive Officers; (ii) each Director of the Company; (iii) each nominee for election as a Director of the Company; (iv) each person who is known to the Company to own beneficially more than 5% of the Class A Common Stock; and (v) all Named Executive Officers and Directors of the Company as a group. Such information is based, in part, upon information provided by certain stockholders of the Company. In the case of persons other than the officers and Directors of the Company, such information is based solely on a review of Schedules 13D and 13G filed with the SEC. As of April 3, 2006 there were 665 holders of record of Class A Common Stock and approximately 32,000 beneficial holders of our Class A Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)(2)	Percentage Of Shares Beneficially Owned(3)
Thomas M. Joyce(4)	3,110,441	2.90
Gregory C. Voetsch (5)	1,205,043	1.12
James P. Smyth(6)	309,153	*
John B. Howard(7)	252,771	*
Thomas M. Merritt(8)	59,802	*
Charles V. Doherty(9)	108,433	*
William L. Bolster(10)	25,834	*
Gary R. Griffith(11)	91,000	*
Robert M. Lazarowitz(12)	3,061,580	2.86
Thomas C. Lockburner(13)	28,334	*
Rodger O. Riney(14)	1,723,212	1.61
James T. Milde(15)	6,667	*
Iridian Asset Management LLC(16)	8,248,875	7.69
Tudor Investment Corporation(17)	6,688,517	6.24
All Named Executive Officers, Directors and Nominees as a group (12 persons)	9,982,270	9.31%

*	Less than 1% of shares beneficially owned.

(1)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of Class A Common Stock that such person owns or has the right to acquire within 60 days. As a result, we have included in the “Number of Shares Beneficially Owned” column, shares of Class A Common Stock underlying fully-vested stock options. In addition, we have also included vested and unvested restricted stock granted to a person. Such restricted stock has voting rights, irrespective of vesting.
(2)	Unless otherwise indicated, the address for each beneficial owner is c/o Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310.
(3)	For purposes of computing the “Percentage of Shares Beneficially Owned” column, any shares which such person or persons does not currently own but has the right to acquire within 60 days (as well as the shares of Class A Common Stock underlying fully-vested stock options) are deemed to be outstanding for the purpose of computing the percentage ownership of any person. Restricted stock is deemed outstanding, irrespective of vesting.
(4)	Consists of 539,973 unrestricted shares and 301,297 restricted shares held by Mr. Joyce individually, 125,000 unrestricted shares held in a charitable trust over which Mr. Joyce has no voting and dispositive power and 2,144,171 shares issuable upon the exercise of options that are exercisable within 60 days.
(5)

Consists of 447,319 unrestricted and 247,648 restricted shares held by Mr. Voetsch individually, 13,200 unrestricted shares held by members of Mr. Voetsch’s immediate family for which Mr. Voetsch has sole voting and dispositive power and 496,876 shares issuable upon the exercise of options that are exercisable within 60 days.
(6)	Consists of 23,209 unrestricted and 85,934 restricted shares held by Mr. Smyth individually and 200,010 shares issuable upon the exercise of options that are exercisable within 60 days.
(7)	Consists of 55,121 unrestricted and 48,907 restricted shares held by Mr. Howard individually and 148,743 shares issuable upon the exercise of options that are exercisable within 60 days.
(8)	Consists of 2,070 unrestricted and 10,232 restricted shares held by Mr. Merritt individually and 47,500 shares issuable upon the exercise of options that are exercisable within 60 days.
(9)	Consists of 7,000 unrestricted shares held by Mr. Doherty individually, 5,000 unrestricted shares held in a charitable trust over which Mr. Doherty has no voting and dispositive power and 96,433 shares issuable upon the exercise of options that are exercisable within 60 days.
(10)	Consists of 25,834 shares issuable upon the exercise of options held by Mr. Bolster that are exercisable within 60 days.
(11)	Consists of 14,000 unrestricted shares held by Mr. Griffith individually and 77,000 shares issuable upon the exercise of options that are exercisable within 60 days.
(12)	Consists of 1,878 unrestricted shares held by Mr. Lazarowitz individually, 1,496 unrestricted shares held by Mr. Lazarowitz’s immediate family for which Mr. Lazarowitz has sole voting and dispositive power, 981,206 unrestricted shares held in a family trust for which Mr. Lazarowitz has no voting and dispositive power, 2,024,000 unrestricted shares held by Trimark Associates LLC, a Delaware limited liability company, in which Mr. Lazarowitz is a member, and 53,000 shares issuable upon the exercise of options that are exercisable within 60 days.
(13)	Consists of 2,500 unrestricted shares held by Mr. Lockburner individually and 25,834 shares issuable upon the exercise of options that are exercisable within 60 days.
(14)	Consists of 1,646,212 unrestricted shares held by four trusts and a family limited partnership for the benefit of Mr. Riney and his immediate family over which Mr. Riney has sole voting and dispositive power, and 77,000 shares issuable upon the exercise of options that are exercisable within 60 days.
(15)	Consists of 6,667 shares issuable upon the exercise of options held by Mr. Milde that are exercisable within 60 days.
(16)	The shares are held by direct and indirect subsidiaries of Iridian Asset Management LLC. The principal address of Iridian Asset Management LLC is 276 Post Road West, Westport, Connecticut 06880.
(17)	The shares are held by direct and indirect subsidiaries of Tudor Investment Corporation. The principal address of Tudor Investment Corporation is 1275 King Street, Greenwich, Connecticut 06831.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, the Company may from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also Directors of the Company. Transactions with such corporations and financial institutions are conducted on an arm’s-length basis and do not violate the Nasdaq independence standards, as currently in effect.

Scottrade.    Mr. Riney, the president of Scottrade, is a Director of Knight, and has beneficial ownership over 1,646,212 shares of our Class A Common Stock. For the year ended December 31, 2005, Scottrade was the source of 10.7% of the Company’s U.S. equity dollar volume traded. During the same period, payment for order flow by us to Scottrade equaled approximately $3.4 million, representing less than 5% of the Company’s or Scottrade’s consolidated gross revenues for 2005.

ADDITIONAL INFORMATION

The Company will make available a copy of its Annual Report on Form 10-K for the year ended December 31, 2005, without charge, upon written request to the Corporate Secretary, Knight Capital Group, Inc.,

545 Washington Boulevard, Jersey City, New Jersey 07310. This Proxy Statement and the Company’s 2005 Annual Report to Stockholders and Annual Report on Form 10-K are also available on the Company’s website at www.knight.com. The 2005 Annual Report to Stockholders, Annual Report on Form 10-K and information on the website, other than the Proxy Statement, are not part of the Company’s proxy soliciting materials, and are not incorporated by reference.

STOCKHOLDER PROPOSALS

Under SEC rules, stockholders intending to present a proposal at the Company’s 2007 Annual Meeting and have it included in the Company’s proxy materials must submit the proposal in writing to the Corporate Secretary for the Company at Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310. The proposal must be received by the Company no later than January 10, 2007 and must otherwise comply with applicable law, including Rule 14a-8 of the Exchange Act.

In accordance with the Company’s Amended and Restated By-Laws, stockholder proposals intended to be presented at the Company’s 2007 Annual Meeting must be received by the Company not later than February 9, 2007, and no earlier than January 10, 2007. Such proposals must be delivered to, or mailed and received by, the Corporate Secretary for the Company at Knight Capital Group, Inc., 545 Washington Boulevard, Jersey City, New Jersey 07310 and otherwise meet certain requirements as described in the Company’s Amended and Restated By-Laws.

OTHER BUSINESS

Management of the Company knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly brought before such Annual Meeting, the persons named in the enclosed proxy or their substitutes intend to vote the Proxies in accordance with their judgment with respect to such matters, unless authority to do so is withheld in the proxy.

EXHIBIT A

KNIGHT CAPITAL GROUP, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE AND EFFECTIVENESS

1.1 Purpose.    The purpose of the Knight Capital Group, Inc. 2006 Equity Incentive Plan (the “Plan”) is to promote the success of Knight Capital Group, Inc. (the “Company”) by providing a method whereby officers, employees and directors of the Company and its Affiliates may be encouraged to increase their proprietary interest in the Company. By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the Company’s common stock, the Plan will motivate Participants to continue to provide services and achieve long-range goals, further identify their interests with those of the Company’s other stockholders, and promote the long-term financial interest of the Company and its Affiliates, including enhancement of long-term stockholder value. The Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees, and directors of the Company and its Affiliates.

1.2 Effective Date and Stockholder Approval.    The Plan became effective on April 3, 2006, the date on which the Plan was adopted by the Company’s Board of Directors (the “Effective Date”). Such adoption shall be subject to approval at the 2006 annual meeting of the Company’s stockholders. Any Awards granted under the Plan prior to such stockholder approval shall be conditioned upon such approval and shall be null and void if such approval is not obtained; provided, however that Stock Awards may not be granted prior to obtaining stockholder approval.

1.3 Term of Plan.    The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into under the Plan prior to such ten-year anniversary).

1.4 Forms of Awards.    Awards made under the Plan may be in the form of Incentive Options, Nonqualified Options, Stock Appreciation Rights, or Stock Awards, all as the Committee in its sole discretion shall decide. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document.

ARTICLE II

DEFINITIONS

Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” means any corporation, partnership, joint venture or other entity during any period in which at least a 25% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Option, Stock Appreciation Right or Stock Award, as described in Section 1.4, as any such Agreement may be supplemented or amended from time to time.

“Award” means any award or benefit granted under the Plan, including, without limitation, Options, Stock Appreciation Rights and Stock Awards.

“Beneficiary” means the person, persons, trust or trusts which have been designated by an Optionee in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto, and any rules or regulations promulgated thereunder. Reference to any specific Code section shall include any successor section.

“Committee” means either the committee described in Sections 3.1 and 3.3 or both of the committees of the Board appointed or designated pursuant to administer the Plan in accordance with its terms.

“Company” means Knight Capital Group, Inc. and any successor entity.

“Date of Grant” means the date on which the Committee determines the terms of an Award to a specified Eligible Individual, including, the number of Shares subject to the Award and, in the case of an Option or a Stock Appreciation Right, the applicable Exercise Price.

“Director” means a duly elected member of the Company’s Board of Directors.

“Disability” means a Participant is qualified for long-term disability benefits under the applicable health and welfare plan of the Company, or if no such benefits are then in existence, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which, in the opinion of a physician selected by the Committee, can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

“Eligible Individual” means an Employee and Director, whether or not a resident alien of the United States, who is described in Section 5.1.

“Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Affiliate of the Company. The term “Employee” will also include an individual who is granted an Award, in connection with his hiring by the Company or any Affiliate, prior to the date the individual first becomes an Employee, but if and only if such Award does not vest prior to the date the individual first becomes an Employee.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Act section shall include any successor section.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Executive Officer” means an Employee who is subject to the provisions of Section 16(b) of the Exchange Act.

“Exercise Price” means the price that must be paid by an Optionee upon exercise of an Option to purchase a share of Stock, or in the case of a Stock Appreciation Right, the price by which stock price appreciation is measured against.

“Fair Market Value” of a Share of Stock means the fair market value of such Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the per share Fair Market Value of Stock as of a particular date shall mean the average of the high and low sales price per share of Stock on the principal exchange or market on which the Stock is then listed for the last preceding date on which there was a sale of such Stock on such exchange or market.

“Incentive Option” means an option granted under this Plan that is both intended to qualify and qualifies as an incentive stock option under Section 422 of the Code.

“Independent Auditor” means the certified public accounting firm that has been appointed by the Finance and Audit Committee of the Board (or its functional equivalent) to opine on the interim or annual financial statements of the Company.

“Named Executive Officer” means an Executive Officer whose compensation is subject to the potential tax deduction disallowance provisions of Section 162(m) of the Code and such other Executive Officers designated by the Company.

“Nonqualified Option” means an option granted under this Plan that either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code.

“Option” means a Nonqualified Option or an Incentive Option.

“Optionee” means an Eligible Individual of the Company or a Subsidiary who has received an Option under this Plan, for the period of time during which such Option is held in whole or in part.

“Option Shares” means, with respect to any Option granted under this Plan, the Stock that may be acquired upon the exercise of such Option.

“Participant” means an Eligible Individual who has received an Option, Stock Appreciation Right or a Stock Award under this Plan.

“Plan” means this Knight Capital Group, Inc. 2006 Equity Incentive Plan, as amended from time to time.

“Retirement” means retirement from the Company and its Affiliates after having been employed by the Company or its Affiliates for a minimum of five (5) full years of service (regardless of whether such service is continuous) and at a time when the combination of the Participant’s age and years of service exceeds 55, subject to entering into a two year non-compete agreement in a form acceptable to the Company. Such term shall be applicable only to Participants who are Employees.

“Secretary” means the secretary of the Company or his designee.

“Shares” or “Stock” mean shares of common stock of the Company.

“Stock Appreciation Right” means a right, granted to a Participant pursuant to Article VIII hereof to receive upon exercise of such right before a specified date, to receive, in cash or shares of Common Stock (or a combination thereof) as determined by the Committee, an amount equal to the increase in Fair Market Value, of a specified number of shares of Common Stock over a specified exercise price per share.

“Stock Award” means an Award consisting of either Shares of Stock or a right to receive Shares in the future, each pursuant to Article X of the Plan.

“Subsidiary” of the Company means any present or future subsidiary (as that term is defined in Section 424(f) of the Code) of the Company. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Termination of Service, Terminate or Termination” occurs when a Participant ceases to be an Employee of, or ceases to provide services as a Director to, the Company and its Affiliates, as the case may be, for any reason (including by reason of an Affiliate ceasing to be an Affiliate by reason of disposition or otherwise).

“Vesting Period” shall mean, in relation to Stock Awards, Options, or Stock Appreciation Rights, any period determined by the Committee during which such Stock Awards, Options or Stock Appreciation Rights may expire or be forfeited if the Participant terminates employment or if other circumstances specified by the Committee arise.

“Vesting Date” with respect to any Award granted hereunder means the date on which such Award becomes Vested, as designated in or determined in accordance with the Agreement with respect to such Award (subject to the terms of the Plan). If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE III

ADMINISTRATION

3.1 Committee.    The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board.

3.2 Powers of Committee.    The Committee’s administration of the Plan shall be subject to the following:

3.2.a. Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the restrictions of Article XIII, to cancel or suspend Awards.

3.2.b. To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of those jurisdictions.

3.3 Delegation by Committee.    With respect to the grant of Awards to those Participants who are Named Executive Officers, the powers enumerated in Section 3.2 above shall be delegated to 162(m) Sub-Committee of the Compensation Committee of the Board (if different from the Committee) (the “162(m) Sub-Committee”).

With respect to the grant of Options and Stock Appreciation Rights to Eligible Individuals who are not Executive Officers or Directors, and except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to any person or persons selected by it, who may or may not be Directors (“a Subcommittee”), all or any part of its responsibilities and powers as set forth above. Any such allocation or delegation may be revoked by the Committee at any time.

3.4 Information to be Furnished to Committee.    The Company and its Affiliates shall furnish the Committee with such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Affiliates as to an Employee’s or Participant’s employment (or other provision of services), Termination of Service, leave of absence, reemployment (or return to service) and compensation shall be conclusive on all persons. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data, or information as the Committee considers desirable to carry out the terms of the Plan.

3.5 Rules and Interpretations.    The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

3.6 Liabilities and Indemnification.    No member of the Committee shall be personally liable for any action, determination or interpretation made by him or the Committee in good faith with respect to the Plan or any Award granted pursuant thereto. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan, unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company.

3.7 Costs of Plan.    All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

3.8 Grant and Use of Awards.    In the discretion of the Committee, Awards may be granted as alternatives to or replacements of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or an Affiliate. Subject to the overall limitation on the number of Shares that may be delivered pursuant to Awards under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, including the plans and arrangements of the Company or an Affiliate assumed in a business combination.

3.9 Compliance as an SEC Registrant.    During any period in which the Company has issued and outstanding any class of common equity securities which is registered under Section 12 of the Exchange Act, the 162(m) Sub-Committee shall be comprised of not less than two persons each of whom qualifies as both: (i) a “Non-Employee Director” within the meaning of the rules promulgated under Section 16(b) of the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to the following provisions of this Article IV, the maximum number of Shares with respect to which Awards may be granted during the term of the Plan shall be eight (8) million (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article XI of the Plan).

4.2 Source of Shares.    Shares of Stock will be made available from the currently authorized but unissued shares of the Company or from shares currently held or subsequently reacquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

4.3 Counting of Shares.    The grant of any Option, Stock Appreciation Right or Restricted Stock Award hereunder shall count, equal in number to the Shares represented by such Award, towards the share maximum indicated in Section 4.1. To the extent that (i) any outstanding Option or Stock Appreciation Right for any reason expires, is terminated, forfeited or canceled without having been exercised, or if any Restricted Stock is forfeited, (ii) any Shares covered by an Award are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, or (iii) any shares are not otherwise deliverable for any other reason, such Shares shall be deemed to have not been delivered and shall be restored to the share maximum. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation), the number of Shares tendered shall be restored to the share maximum.

ARTICLE V

ELIGIBILITY AND PARTICIPATION

5.1 General.    The persons who shall be eligible to participate in the Plan and to receive Awards shall be such Employees (including Executive Officers) and Directors of the Company and its Affiliates as the Committee, in its sole discretion, shall select. Awards may be made to Eligible Individuals who hold or have held Awards under this Plan or any similar plan or other awards under any other plan of the Company or any of its Affiliates. Any member of the Committee shall be eligible to receive Awards while serving on the Committee, subject to applicable provisions of the Exchange Act and the rules promulgated thereunder.

5.2 Committee Discretion.    Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation, determinations of which Eligible Individuals, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among individuals who receive, or are eligible to receive, Awards under the Plan.

ARTICLE VI

GRANTS OF STOCK OPTIONS

6.1 Grant of Options.    The grant of an Option shall convey to the Participant the right to purchase Shares of Stock at an Exercise Price and for a period of time established by the Committee. Subject to the limitations of the Plan, the Committee shall designate from time to time those Eligible Individuals to be granted Options, the time when each Option shall be granted, the number of Shares of Stock subject to such Option, whether such

Option is an Incentive Option or a Nonqualified Option and, subject to Section 6.3, the Exercise Price of the Option Shares. Options shall be evidenced by Agreements in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee may from time to time approve. Each Optionee shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company to the Optionee. Subject to the other provisions of the Plan, the same person may receive Incentive Options and Nonqualified Options at the same time and pursuant to the same Agreement, provided that Incentive Options and Nonqualified Options are clearly designated as such.

6.2 Provisions of Options.    Option Agreements shall conform to the terms and conditions of the Plan. Such Agreements may provide that the grant of any Option under the Plan, shall be subject to such other conditions (whether or not applicable to an Option or Stock received by any other Optionee) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the Optionee in financing the purchase of Stock through the exercise of Options, provisions for forfeiture, restrictions on resale or other disposition of shares acquired pursuant to the exercise of Options, provisions conditioning the grant of the Option or future Options upon the Optionee retaining ownership of Shares acquired upon exercise for a stated period of time, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements.

6.3 Exercise Price.    Subject to the provisions of Section 6.8, the price at which Shares may be purchased upon exercise of an Option shall be fixed by the Committee on the Date of Grant and may not be less than 100% of the Fair Market Value of the Shares subject to the Option as of the Date of Grant, or, if greater, the par value of a Share.

6.4 Limitations on Exercisability.    Except as otherwise determined by the Committee in the applicable Agreement or otherwise, no Option may be exercised in part or in full before the Vesting Date(s) applicable to such Option and no Option may be exercised after the Option expires by its terms as set forth in the applicable Agreement. In the case of an Option that is exercisable in installments, installments that are exercisable and not exercised shall remain exercisable during the term of the Option. The grant of an Option shall impose no obligation on the Optionee to exercise such Option.

6.5 Vesting.    The Committee may specify in any Agreement a vesting schedule that must be satisfied before Options become Vested, such that except as otherwise determined by the Committee in the applicable Agreement or otherwise, all or any portion of an Option may not become Vested until a Vesting Date or Vesting Dates, or until the attainment of certain performance criteria as determined by the Committee, subject in any case to the terms of the Plan.

6.6 Limited Transferability of Options.    Subject to the exceptions noted in this Section 6.6, no Option shall be transferable other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by such Optionee (or his or her court-appointed legal representative). The Committee may, in its sole discretion, provide in the applicable Agreement evidencing a Nonqualified Option that the Optionee may transfer, assign or otherwise dispose of an option (i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the Optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the Optionee, subject to such conditions or limitations as the Committee may establish to ensure compliance with any rule promulgated pursuant to the Exchange Act, or for other purposes. The terms applicable to the assigned Option shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

6.7 No Rights as a Stockholder.    An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any Share covered by his Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

6.8 Special Provisions Applicable to Incentive Options.

6.8.a. Options granted under this Plan that are intended to qualify as Incentive Options shall be specifically designated as such in the applicable Agreement, and may be granted only to those Eligible Individuals who are both (i) Employees, and (ii) citizens or resident aliens of the United States.

6.8.b. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which any Incentive Options granted hereunder may be exercisable for the first time by the Optionee in any calendar year (under this Plan or any other compensation plan of the Company or any Subsidiary thereof) exceeds $100,000, such Options shall not be considered Incentive Options.

6.8.c. No Incentive Option may be granted to an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof, unless such Option (i) has an exercise price of at least 110% of the Fair Market Value of the Stock on the Date of Grant of such option; and (ii) cannot be exercised more than five years after the Date of Grant.

6.8.d. Each Incentive Option will require the Optionee to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Option. A Disqualifying Disposition is any disposition of such Stock before the later of (i) two years after the date the Optionee was granted the Incentive Option or (ii) one year after the date the Optionee acquired Stock by exercising the Incentive Option, other than a transfer (i) from a decedent to an estate, (ii) by bequest or inheritance, (iii) pursuant to a tax-free corporate reorganization, or (iv) to a spouse or incident to divorce. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Optionee provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

6.8.e. No Incentive Option shall be granted after (i) the date that is ten years from the Effective Date, or (ii) the date the Plan is approved by the stockholders, whichever is earlier.

6.8.f. The Exercise Price for Incentive Options shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, and no Incentive Option may be exercisable after the tenth anniversary of the Date of Grant.

6.8.g. No Incentive Option shall be transferable other than by will or the laws of descent and distribution.

6.9 Option Term.    The Committee shall specify the term during which any Option may be exercised, which shall be in all cases ten years or less. Except as otherwise provided by the Plan or by the Committee in the applicable Agreement otherwise, all Options shall expire upon the Optionee’s Termination of Service.

6.10 Compliance as an SEC Registrant.    During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Named Executive Officers in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Options granted to Named Executive Officers shall comply with such restrictions which as of the Date of Grant are contained in Section 162(m) of the Code. No Named Executive Officer may be granted, in any fiscal year of the Company, Options covering more than one million shares (as such number may be adjusted from time to time as provided in Section 11.1).

ARTICLE VII

EXERCISES OF STOCK OPTIONS

7.1 General.    Any Option may be exercised in whole or in part at any time to the extent such Option has become Vested during the term of such Option; provided, however, that each partial exercise shall be for whole Shares only. Each Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office, in accordance with such procedures for the exercise of Options as the Committee may establish from time to time, of (i) notice in writing signed by the Optionee (or other person then entitled to exercise such Option) that such Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.3 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Optionee, appropriate proof of the right of such individual to exercise the Option or portion thereof; and (v) full payment to the Company of all amounts which, under federal or state law, it is required to withhold upon exercise of the Option (as specified in Section 12 below).

7.2 Certain Limitations.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

7.3 Payment for Shares.    Payment for Shares purchased under an Option granted hereunder shall be made in full upon exercise of the Option (except that, in the case of an exercise arrangement approved by the Committee and described in clause (v) below, payment may be made as soon as practicable after the exercise). The method or methods of payment of the purchase price for the Shares to be purchased upon exercise of an Option and of any amounts required by Section 12.5 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) the tendering, by either actual delivery or by attestation, of whole shares of Stock, having a Fair Market Value as of the day of exercise equal to the aggregate exercise price, or (v) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local employment taxes required to be withheld by the Company by reason of such exercise, and (b) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable agreement and may be subject to such conditions as the Committee deems appropriate. If the Option exercise price may be paid in Shares as provided above, Shares delivered by the Optionee may be shares which were received by the Optionee upon exercise of one or more previously exercised Options, but only if such Shares have been held by the Optionee for at least six months, or such other period of time as is required, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

ARTICLE VIII

GRANTS OF STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights either independently or in connection with an Option. Subject to the limitations of the Plan, the Committee shall designate from time to time those Eligible Individuals to be granted Stock Appreciation Rights, the time when each Stock Appreciation Right shall be granted, the number of Shares of Stock subject to such Stock Appreciation Right and, subject to Section 8.4, the Exercise Price of the Stock Appreciation Right. Stock Appreciation Rights shall be evidenced by Agreements in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee may from time to time approve. Each recipient shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company to the recipient.

8.2 Provisions of Stock Appreciation Rights.    Stock Appreciation Right Agreements shall conform to the terms and conditions of the Plan. Such Agreements may provide that the grant of any Stock Appreciation Right under the Plan shall be subject to such other conditions (whether or not applicable to an Option, Stock Appreciation Right or Stock received by any other recipient) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions for forfeiture, provisions conditioning the grant of the Stock Appreciation Right or future Stock Appreciation Rights, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements. Stock Appreciation Rights granted in connection with an Option either at the time of grant or by amendment, in which case each such Stock Appreciation Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only at such times and to such extent as the related Option is exercisable.

8.3 Exercise Price.    The Committee shall fix the exercise price of the Stock Appreciation Right on the Date of Grant which shall in no event be less than 100% of the Fair Market Value of one share of Common Stock on the date such Stock Appreciation Right was granted.

8.4 Limitations on Exercisability.    Except as otherwise determined by the Committee in the applicable Agreement or otherwise, no Stock Appreciation Right may be exercised in part or in full before the Vesting Date(s) applicable to such Stock Appreciation Right. No Stock Appreciation Right may be exercised after the Stock Appreciation Right expires by its terms as set forth in the applicable Agreement. In the case of a Stock Appreciation Right that is exercisable in installments, installments that are exercisable and not exercised shall remain exercisable during the term of the Stock Appreciation Right. The grant of a Stock Appreciation Right shall impose no obligation on the recipient to exercise such Stock Appreciation Right.

8.5 Vesting.    The Committee may specify in any Agreement a vesting schedule that must be satisfied before Stock Appreciation Rights become Vested, such that, except as determined by Committee in the applicable Agreement or otherwise, all or any portion of a Stock Appreciation Right may not become Vested until a Vesting Date or Vesting Dates, or until the attainment of one or more performance criteria, subject in any case to the terms of the Plan. Subsequent to the grant of a Stock Appreciation Right, the Committee may, at any time before complete termination of such Stock Appreciation Right, accelerate the time or times at which such Stock Appreciation Right may become Vested in whole or in part (without reducing the term of such Stock Appreciation Right).

8.6 Limited Transferability of Stock Appreciation Rights.    Subject to the exceptions noted in this Section 8.6, no Stock Appreciation Right shall be transferable other than by will or the laws of descent and distribution. During the lifetime of the recipient, the Stock Appreciation Right shall be exercisable only by such recipient (or his or her court-appointed legal representative). The Committee may, in its sole discretion, provide in the applicable Agreement that the recipient may transfer, assign or otherwise dispose of an stock appreciation right (i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the recipient and any of the foregoing, or (iii) to any corporation or partnership controlled by the recipient, subject to such conditions or limitations as the Committee may establish to ensure compliance with any rule promulgated pursuant to the Exchange Act, or for other purposes. The terms applicable to the assigned Stock Appreciation Right shall be the same as those in effect for the recipient immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

8.7 No Rights as a Stockholder.    A recipient of a Stock Appreciation Right or a transferee of an Stock Appreciation Right shall have no rights as a stockholder with respect to any Share covered by his Stock Appreciation Right unless and until such time as the Participant exercises such Stock Appreciation Right and the Company settles such Stock Appreciation Right in Shares.

8.8 Compliance as an SEC Registrant.    During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Named Executive Officers in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Stock Appreciation Rights granted to the Named Executive Officer shall comply with such restrictions, which as of the Date of Grant are contained in Section 162(m) of the Code. No Named Executive Officer may be granted, in any fiscal year of the Company, Stock Appreciation Rights covering more than one million shares (as such number may be adjusted from time to time as provided in Section 11.1);

8.9 Stock Appreciation Right Term.    All Stock Appreciation Rights shall specify the term during which the Stock Appreciation Right may be exercised, which shall be in all cases ten years or less. Except as otherwise set forth in the Plan or as provided by the Committee in the applicable Agreement or otherwise, all Stock Appreciation Rights shall expire upon the Optionee’s Termination of Service.

ARTICLE IX

EXERCISES OF STOCK APPRECIATION RIGHTS

9.1 Tandem Stock Appreciation Rights.    A Stock Appreciation Right granted in connection with a Option shall entitle the holder to receive from the Company in exchange for the surrender to the Company of the related unexercised Option, or any portion thereof, an amount equal to the excess of the Fair Market Value of one share of the Common Stock on the day of the surrender of such Stock Option over the Stock Option Exercise Price.

9.2 Independent Stock Appreciation Right.    A Stock Appreciation Right granted independently of an Option shall entitle the holder to receive upon exercise an amount equal to the excess of the Fair Market Value of one share of Common Stock on the day the Stock Appreciation Right is exercised over the Exercise Price of such Stock Appreciation Right.

9.3 Payment Upon Exercise of Stock Appreciation Rights.    The Company’s obligation to any Participant exercising a Stock Appreciation Right may be paid in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, at the sole discretion of the Committee. The number of shares of Common Stock deliverable upon the satisfaction of an obligation in respect of a Stock Appreciation Right that is satisfied in shares of Common Stock shall be determined based on the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right.

ARTICLE X

GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1 Form of Awards.    A Stock Award shall be transacted as either (i) the transfer of legal ownership of one or more Shares to an Eligible Individual (“Restricted Stock”), or (ii) the grant of a right to receive Shares at some point in the future (“Restricted Stock Units”). Both forms of Stock Awards will be subject terms and conditions set forth by the Committee in the applicable Agreement including terms and conditions relating to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals relating to the completion of service by the Participant, or the achievement of performance or other objectives, as determined by the Committee at the time of grant.

10.2 Vesting.    Subject to accelerated vesting upon a Change in Control or upon termination of employment by reason of death, Restricted Stock Awards and Restricted Stock Unit Awards shall be subject to minimum three year vesting for time-based awards and minimum one year vesting for performance-based awards and shall be subject to forfeiture in the event that conditions specified by the Committee in the applicable Agreement are not satisfied prior to the end of the applicable vesting period established by the Committee for such Awards. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

10.3 Non-transferability of Stock Awards.    Shares represented by Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, until becoming Vested. Shares of Stock Awards shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Stock Awards shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). Upon becoming Vested, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participant’s Beneficiary. Each certificate evidencing stock subject to Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. During the restriction period, the Participant shall have all the rights of a stockholder for all such Shares, including the right to vote and the right to receive dividends thereon as paid.

10.4 Dividends and Dividend Equivalents.    Subject to the requirements of Section 409A of the Code, a Stock Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, Vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

10.5 Compliance as an SEC Registrant.    During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Named Executive Officers in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Stock Awards granted to Named Executive Officers shall comply with such restrictions, which as of the Date of Grant are contained in Section 162(m) of the Code and include the following:

10.5.a. The Committee shall specify one or more performance criteria upon the relative achievement of which each Stock Award will vest (the “Performance Factor(s)”). Performance Factors may include any or all of the following: stock price; market share; gross revenue; gross margin; pretax operating income; cash flow; earnings before interest, taxes, depreciation and amortization; earnings per share; return on equity; return on invested capital or assets; return on revenues; cost reductions and savings; productivity; equity capital raised; consummation of debt and equity offerings; asset management (e.g. inventory and receivable levels); compliance with contractual and legal requirements; customer satisfaction; employee satisfaction; or, any increase or decrease of one or more of the foregoing over a specified period. In addition, performance goals may be based upon a Participant’s attainment of personal goals with respect to any of the foregoing performance goals, negotiating transactions and sales, or developing long-term business goals. Such performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the Committee to contribute significantly to stockholder value creation.

10.5.b. Stock Awards granted to Named Executive Officers shall become vested only if and to the extent the Performance Factors with respect to such Awards are attained. Notwithstanding anything to the contrary contained in this Plan, in no event shall the Stock Award(s) made to a Named Executive Officer during the fiscal year of the Company (valued as of the date of grant of such Stock Award(s)) exceed $10 million. The Committee may structure the terms of a Performance Factor so as to permit the reduction or elimination of any Stock Award under the Plan, but in no event may the Committee increase the amount or vesting of a Stock Award.

10.5.c. The Performance Factors applicable to any Stock Award granted to a Named Executive Officer shall be specified coincident with the grant of the Stock Award, and in no event later than ninety days after the commencement of any fiscal year in respect of which the relative achievement of the Performance Factor is to be measured or such other date as is required by Section 162(m) of the Code.

ARTICLE XI

EVENTS AFFECTING PLAN RESERVE OR PLAN AWARDS

11.1 Capital Adjustments.

11.1.a. If the Company subdivides its outstanding Shares into a greater number of Shares (including, without limitation, by stock dividend or stock split) or combines its outstanding shares of Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event (including mergers or consolidations) affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable and appropriate, make such adjustments to any or all of (i) the number of Shares reserved for the Plan, (ii) the number of shares subject to outstanding Awards, (iii) the Exercise Price with respect to outstanding Options and Stock Appreciation Rights, and any other adjustment that the Committee determines to be equitable; provided, however, that the number of Shares subject to any Option shall always be a whole number. The Committee may provide for a cash payment to any Participant of a Plan Award in connection with any adjustment made pursuant to this Section 11.1. Any such adjustment shall be final and binding upon all Participants, the Company, their representatives, and all other interested persons.

11.1.b. In the event of a transaction involving (i) a merger or consolidation in which the Company is not the surviving company or (ii) the sale or disposition of all or substantially all of the Company’s assets, provision shall be made in connection with such transaction for the assumption of Awards theretofore granted under the Plan, or the substitution for such Awards of new Awards of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Awards issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the Fair Market Value of a Share multiplied by the number of Shares subject to the Award less, in the case of Options and Stock Appreciation Rights, the exercise price for such Awards.

11.2 Death, Disability or Retirement of a Participant.    Except as otherwise provided by the Committee in the applicable Agreement or otherwise, if a Participant ceases to be an Employee or Director by reason of his death, Disability (or in the case of Options, Stock Appreciation Rights and Restricted Stock Units granted to an Employee, by reason of his Retirement), then notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, each outstanding Award granted to or Share purchased by such Participant shall immediately become Vested and, in the case of an Option or Stock Appreciation Right, exercisable in full in respect of the aggregate number of shares covered thereby. Each Option or Stock Appreciation Right may thereafter be exercised by the Participant or by Participant’s estate, as the case may be, for a period of thirty-six months from the date of death or Termination of Service due to Disability or Retirement, as applicable. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 11.2.

11.3 Termination of Service By Company.    Except as otherwise provided by the Committee in the applicable Agreement or otherwise, if a Participant’s employment or service to the Company or any of its Affiliates is terminated for reasons other than those set forth in Sections 11.2 and 11.4, all Options and Stock Appreciation Rights held by the Participant that were not Vested immediately prior to such termination shall become null and void at the time of the termination. Any Options and Stock Appreciation Rights that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months, and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 11.3. In addition, all rights to Shares or Restricted Stock Units as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares. Notwithstanding the above, except as otherwise provided by the Committee in the Agreement or otherwise, if a Participant’s employment or service relationship with the Company or any of its Affiliates shall be terminated by the Company or such Affiliate for Cause, then any Options and Stock Appreciation Rights held by such Participant, whether or not then Vested, shall immediately terminate. For these purposes, Cause shall have the meaning ascribed thereto in any employment agreement to which such Participant is a party or, in the absence thereof, shall mean, unless otherwise defined in the applicable Agreement, (A) a felony conviction of the Participant, (B) the commission by the Participant of an act of fraud or embezzlement against the Company, (C) the Participant’s willful misconduct or gross negligence materially detrimental to the Company, (D) the Participant’s wrongful dissemination or use of confidential or proprietary information, or (E) the intentional and habitual neglect by the Participant of his duties to the Company.

11.4 Change-In-Control.    In the event of a Change-In-Control, each outstanding Award or Share purchased pursuant to any Award shall, if not fully vested, become fully vested and, in the case of Options and Stock Appreciation Rights, fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option or Stock Appreciation Right and may be exercised for any or all of those shares. For the purposes of this section 11.5, a Change-In-Control shall mean the first to occur of:

(i)	the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act ) of “beneficial ownership” (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either the then outstanding Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change in Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock, or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 10.6) that satisfies clauses (A), (B) and (C) of such subsection;

(ii)	the following individuals cease for any reason to constitute a majority of the Company’s Directors then serving: individuals who as of the date hereof constitute the Board (the “Initial Directors”) and any new Director (a “New Director”) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the Directors then in office who either are Initial Directors or New Directors; provided, however, that a Director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of Directors of the Company shall not be considered a New Director;

(iii)

a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company’s assets (a “Business Combination”), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no “person” (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than twenty percent (20%) of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

11.5 Recapture of Option or Stock Appreciation Right Profit.    In the case of an Employee who has been granted a Stock Appreciation Right or Option and exercised such Stock Appreciation Right or Option under this Plan, who has terminated employment, and who has engaged in Harmful Conduct, the Committee may, in its sole discretion, require such Employee to pay to the Company his Recent Option Profit. For the purposes of this Section 11.5, “Harmful Conduct” means a breach in any material respect of an agreement to not reveal confidential information regarding the business operations of the Company or any Subsidiary, or to refrain from solicitation of the customers, suppliers or employees of the Company or any Subsidiary. “Recent Option Profit” means an amount equal to the excess of (i) the Fair Market Value of the Stock purchased by such individual through the exercise of Options or Stock Appreciation Rights during the fifteen month period commencing twelve months before the individual’s last day of employment and ending three months after the last day of employment over (ii) the aggregate Exercise Price of such Options or Stock Appreciation Rights.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Legends.    Each certificate evidencing Shares obtained through the Plan shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions applicable to such Shares, including, without limitation, any to the effect that the Shares represented thereby (i) are subject to contractual restrictions regarding disposition, and (ii) may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such dispositions will not violate any federal or state securities laws.

12.2 Rights of Company.    Nothing contained in the Plan or in any Agreement, and no action of the Company or the Committee with respect thereto, shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Participant at any time, with or without Cause. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

12.3 Designation of Beneficiaries.    Each Participant who shall be granted an Award may designate a Beneficiary or Beneficiaries and may change such designation from time to time by filing a written designation of Beneficiary or Beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

12.4 Compliance with Other Laws and Regulations.    The obligation of the Company with respect to the grant and exercise Awards hereunder shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted.

12.5 Payroll Tax Withholding.    The Company’s obligation to deliver Shares under the Plan shall be subject to applicable federal, state and local tax withholding requirements. To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of shares acquired pursuant to an Award, or in respect of any such shares of Stock becoming Vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such Federal, state or local taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion. Federal, state and local withholding tax due upon the exercise of any Option or Stock Appreciation Right or the vesting of a Stock Award may, in the discretion of the Committee, be paid in Shares already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine which shares shall have an aggregate Fair Market Value equal to the required minimum withholding payment.

12.6 Non-Exclusivity of the Plan.    Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.7 Exclusion from Benefit Computation.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Participant shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any health and welfare, pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

12.8 Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

12.9 No Rights to Continued Employment.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee or other Eligible Individual the right to be retained in the employ of the Company or any Affiliate, or the right to continue to provide services to the Company or any Affiliate, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

12.10 Gender and Number.    Where the context permits, words in any gender shall include the other gender, words in the singular shall include the plural, and the plural shall include the singular.

12.11 Unfunded Status.    Neither a Participant nor any other person shall, by reason or participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

ARTICLE XIII

TERMINATION AND AMENDMENT

13.1 Termination and Amendment of the Plan.    The Board or the Committee may at any time terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable. If an amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the aggregate number of securities that may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, then, such amendment shall be subject to stockholder approval.

13.2 Modification.    No termination, modification or amendment of the Plan or any outstanding Award may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such outstanding Award. With the consent of the Participant and subject to the terms and conditions of the Plan and applicable laws, the Committee may amend outstanding Agreements with any Participant, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option or Stock Appreciation Right may be exercised or any other Award would become Vested and/or (ii) extend the scheduled expiration date of the Option or Stock Appreciation Right; provided however that no Option may be repriced, replaced, regranted through cancellation, or modified without stockholder approval (except in connection with an event described in Sections 11.1), if the effect of such change in terms would be to reduce the exercise price for the shares underlying such Option.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE PROPOSALS	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

				FOR	AGAINST	ABSTAIN

1.	To elect 8 members of the Company’s Board of Directors to serve until the Company’s next annual meeting and until such directors’ successors are duly elected and qualified;	3.	To ratify the appointment of Pricewaterhouse- Coopers LLP as the Company’s independent auditor for 2006; and	☐	☐	☐

		4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐

01 William L. Bolster	05 Robert M. Lazarowitz
02 Charles V. Doherty	06 Thomas C. Lockburner
03 Gary R. Griffith	07 James T. Milde
04 Thomas M. Joyce	08 Rodger O. Riney

(Instructions: To withhold authority to vote for any nominee, strike a line through that nominee’s name in the list above.)

		FOR	AGAINST	ABSTAIN
2.	To approve the Knight Capital Group, Inc. 2006 Equity Incentive Plan	☐	☐	☐

¬	PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature	Signature	Date
(Signatures should correspond exactly with the name or names appearing above. Attorneys, trustees, Executors, administrators, guardians and others signing in a representative capacity should designate their full titles. If the signer is a corporation, please sign the full corporate name by duly authorized officer.)

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
[http://www.proxyvoting.com/nite]		[1-866-540-5760]		Mark, sign and date
Use the Internet to vote your proxy.		Use any touch-tone telephone to		your proxy card
Have your proxy card in hand when	OR	vote your proxy. Have your proxy	OR	and
you access the web site.		card in hand when you call.		return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

KNIGHT CAPITAL GROUP, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2006

The undersigned hereby appoints Thomas M. Joyce and Thomas M. Merritt, and each of them, the true and lawful attorneys and proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of Knight
Capital Group, Inc. (the “Company”) to be held on May 10, 2006 at 1:00 p.m. at the Company’s headquarters located at 545 Washington Boulevard, Jersey City, New Jersey 07310, and at any adjournment thereof, and to vote all shares of common stock held of record which the undersigned could vote, with all the powers the undersigned would possess if personally present at such meeting, as designated below.

All shares of Company common stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated herein. If no instructions are indicated, such proxies will be voted in accordance with the Board of Directors’ recommendations as set forth herein with respect to such proposal(s).

Address Change/Comments (Mark the corresponding box on the reverse side)

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Δ    FOLD AND DETACH HERE    Δ